                                                                    EXHIBIT 10.8

                           STOCK PURCHASE AGREEMENT

                           DATED AS OF MAY 12, 2000

                                BY AND BETWEEN

                   THE PERSONS IDENTIFIED HEREIN AS SELLERS

                                      AND

                              MCR HOLDINGS, INC.

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
ARTICLE I DEFINITIONS............................................................................1
         1.1          General....................................................................1
         1.2          Definitions................................................................1
                      -----------
         1.3          Interpretation.............................................................6
                      --------------

ARTICLE II SALE AND PURCHASE OF SHARES...........................................................7
         2.1          Sale and Purchase of Shares................................................7
                      ---------------------------
         2.2          Payment of the Purchase Price..............................................7
                      -----------------------------

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PRINCIPAL STOCKHOLDERS AND SELLERS.................7
         3.1          Corporate Status; Conflicts................................................7
                      ---------------------------
         3.2          Accounts Receivable........................................................8
                      -------------------
         3.3          Inventories................................................................8
                      -----------
         3.4          Intangibles................................................................8
                      -----------
         3.5          Brokers' Fees.............................................................10
                      -------------
         3.6          Contracts.................................................................10
                      ---------
         3.7          Compliance with Laws......................................................11
                      --------------------
         3.8          Litigation................................................................11
                      ----------
         3.9          Personnel Identification and Compensation.................................11
                      -----------------------------------------
         3.10         Existing Employment Contracts.............................................11
                      -----------------------------
         3.11         Capitalization; Subsidiaries..............................................11
                      ----------------------------
         3.12         Title to Purchased Shares.................................................12
                      -------------------------
         3.13         Environmental.............................................................12
                      -------------
         3.14         Affiliate Transactions....................................................13
                      ----------------------
         3.15         Employee Benefit Matters..................................................14
                      ------------------------
         3.16         Tax Matters...............................................................14
                      -----------
         3.17         Title to Assets...........................................................17
                      ---------------
         3.18         Real Property.............................................................17
                      -------------
         3.19         No Alternative Transaction................................................17
                      --------------------------
         3.20         Consents..................................................................17
                      --------
         3.21         Licenses and Permits......................................................17
                      --------------------
         3.22         Occupational Safety and Health............................................18
                      ------------------------------
         3.23         Insurance.................................................................18
                      ---------
         3.24         Financial Statements......................................................18
                      --------------------
         3.25         Undisclosed Liabilities...................................................18
                      -----------------------
         3.26         Conduct of Business Since Balance Sheet Date..............................19
                      --------------------------------------------
         3.27         Banking Arrangements......................................................19
                      --------------------
         3.28         Powers of Attorney........................................................19
                      ------------------
         3.29         Year 2000 Matters.........................................................20
                      -----------------
         3.30         Disclosure................................................................20
                      ----------


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         3.31         Authority; Enforceability.................................................20
                      -------------------------
         3.32         Brokers' Fees.............................................................20
                      -------------
         3.33         Title to Purchased Shares.................................................21
                      -------------------------
         3.34         Consents..................................................................21
                      --------
         3.35         Securities Laws Representations...........................................21
                      -------------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER..........................................22
         4.1          Corporate Status..........................................................22
                      ----------------
         4.2          Due Authorization.........................................................23
                      -----------------
         4.3          Authority of Purchaser....................................................23
                      ----------------------
         4.4          Enforceability............................................................23
                      --------------
         4.5          Consents..................................................................23
                      --------
         4.6          Brokers' Fees.............................................................23
                      -------------
         4.7          Financial Statements......................................................23
                      --------------------
         4.8          No Material Adverse Change................................................24
                      --------------------------
         4.9          Litigation................................................................24
                      ----------
         4.10         Capitalization............................................................24
                      --------------
         4.11         Disclosure................................................................24
                      ----------

ARTICLE V PRE-CLOSING COVENANTS.................................................................25
         5.1          Required Consents.........................................................25
                      -----------------
         5.2          Conduct of the Business...................................................25
                      -----------------------
         5.3          Access to Books and Personnel; Rights of Inspection.......................26
                      ---------------------------------------------------
         5.4          Notification of Material Adverse Events...................................26
                      ---------------------------------------
         5.5          Supplemental Disclosures..................................................27
                      ------------------------
         5.6          Exclusivity...............................................................27
                      -----------
         5.7          Monthly Financial Statements..............................................27
                      ----------------------------

ARTICLE VI CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS......................................28
         6.1          Obligations to be Satisfied on or prior to Closing Date...................28
                      -------------------------------------------------------
         6.2          Procedure for Failure to Satisfy Conditions...............................29
                      -------------------------------------------

ARTICLE VII CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS........................................29
         7.1          Obligations to be Satisfied on or prior to Closing Date...................29
                      -------------------------------------------------------
         7.2          Procedure for Failure to Satisfy Conditions...............................30
                      -------------------------------------------

ARTICLE VIII CLOSING............................................................................30
         8.1          Time and Place............................................................30
                      --------------
         8.2          Closing Transactions......................................................31
                      --------------------
         8.3          Deliveries by Sellers to Purchaser........................................31
                      ----------------------------------
         8.4          Deliveries by Purchaser to Sellers........................................32
                      ----------------------------------

ARTICLE IX OTHER AGREEMENTS.....................................................................33
         9.1          Further Assurance.........................................................33
                      -----------------
         9.2          Confidentiality...........................................................33
                      ---------------


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         9.3          Tax Matters...............................................................34
                      -----------
         9.4          Capital Contribution......................................................37
                      --------------------
         9.5          Lock-Up Agreements........................................................37
                      ------------------

ARTICLE X INDEMNIFICATION.......................................................................37
         10.1         Indemnification by Sellers................................................37
                      --------------------------
         10.2         Indemnification by Purchaser..............................................38
                      ----------------------------
         10.3         Procedure for Indemnification.............................................38
                      -----------------------------
         10.4         Limitations on Indemnity..................................................39
                      ------------------------
         10.5         Payment...................................................................39
                      -------

ARTICLE XI TERMINATION..........................................................................40
         11.1         Rights to Terminate.......................................................40
                      -------------------
         11.2         Effects of Termination....................................................41
                      ----------------------

ARTICLE XII SELLERS' REPRESENTATIVE.............................................................41
         12.1         Appointment...............................................................41
                      -----------
         12.2         Authorization.............................................................41
                      -------------
         12.3         Irrevocable Appointment...................................................42
                      -----------------------
         12.4         Resignation...............................................................42
                      -----------
         12.5         Purchaser's Reliance......................................................43
                      --------------------
         12.6         Exculpation and Indemnification...........................................43
                      -------------------------------

ARTICLE XIII MISCELLANEOUS PROVISIONS...........................................................43
         13.1         Public Announcements......................................................43
                      --------------------
         13.2         Post-Closing Deliveries...................................................44
                      -----------------------
         13.3         Notices...................................................................44
                      -------
         13.4         Assignment................................................................45
                      ----------
         13.5         Benefit of the Agreement..................................................45
                      ------------------------
         13.6         Exhibits and Schedules....................................................45
                      ----------------------
         13.7         Headings..................................................................45
                      --------
         13.8         Entire Agreement..........................................................45
                      ----------------
         13.9         Modifications and Waivers.................................................46
                      -------------------------
         13.10        Counterparts..............................................................46
                      ------------
         13.11        Severability..............................................................46
                      ------------
         13.12        GOVERNING LAW.............................................................46
                      -------------
         13.13        Expenses..................................................................46
                      --------
         13.14        Arbitration...............................................................46
                      -----------

EXHIBITS
    Exhibit 8.3(h)(i)   Form of Employment Agreement (Stewart/Kim)
    Exhibit 8.3(m)      Form of Supplement to Purchaser's Shareholders Agreement

SCHEDULES
    Schedule 1.2        Description of Assets
    Schedule 3.8        Litigation
    Schedule 3.9        Personnel Identification and Compensation

    Schedule 3.10       Existing Employment Contracts
    Schedule 3.11       Company's Capitalization
    Schedule 3.12       Title to Shares
    Schedule 3.13       Environmental Disclosures
    Schedule 3.14       Affiliate Transactions
    Schedule 3.15       Employee Benefit Matters
    Schedule 3.17       Title to Assets
    Schedule 3.18       Real Property
    Schedule 3.20       Company's and Sellers' Consents
    Schedule 3.21       Licenses and Permits
    Schedule 3.23       Insurance
    Schedule 3.24       Financial Statements
    Schedule 3.26       Conduct Since Balance Sheet Date
    Schedule 3.27       Banking Arrangements
    Schedule 3.28       Powers of Attorney
    Schedule 4          Purchaser's Knowledge
    Schedule 4.5        Purchaser's Consents
    Schedule 4.7        Purchaser's Financial Statements
    Schedule 4.10       Purchaser's Capitalization
    Schedule 5.2(c)     Option Grants

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     THIS STOCK PURCHASE AGREEMENT is entered into as of May 12, 2000 by and between MCR HOLDINGS, INC., an Illinois corporation ("Purchaser"), and the
                                                       ---------
individuals identified on the signature page hereto as Principal Stockholders and Other Sellers.

                                   RECITALS
                                   --------

     A. Sellers, collectively, own all of the issued and outstanding shares of capital stock of Emerald BioStructures, Inc., a Washington corporation (the "Company").
 -------

     B. The Company is engaged in offering an integrated set of research tools and services for protein crystallization and 3-dimensional x-ray structure determination to the biotechnology and pharmaceutical industries (the "Business").
 --------

     C. Purchaser desires to purchase the Shares from Sellers and Sellers desire to sell and transfer the Shares to Purchaser, all subject to the terms and conditions set forth below.

     D. Purchaser and Sellers intend that the transactions contemplated by this Agreement constitute a tax-free reorganization under Section 368(a)(1)(B) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sellers hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

1.1  General.

     Each term defined in the first paragraph of this Agreement and in the Recitals shall have the meaning set forth above whenever used herein, unless otherwise expressly provided or unless the context clearly requires otherwise.

1.2  Definitions.
     -----------

     As used herein, the following terms shall have the meanings ascribed to them in this Section 1.2:
             -----------

          Accounts Receivable.  All present and future rights to payment for
          -------------------
goods sold or services rendered whether or not earned by performance, including all accounts and notes receivable owned or held by the Company.

          Adverse Consequences.  All allegations, charges, complaints, actions,
          --------------------
suits, proceedings, hearings, investigations, claims, demands, Orders, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, Taxes, interest, Liens, losses, expenses and fees, including all accounting, consultant and attorneys' fees and court costs, costs of expert witnesses and other expenses of litigation, in each case after taking into account the actual net tax effect, if any.

          Affiliate.  As set forth in Rule 12b-2 of the regulations promulgated
          ---------
under the Securities Exchange Act of 1934.

          Agreement.  This Stock Purchase Agreement, together with all Exhibits
          ---------
and Schedules referred to herein, as amended, modified or supplemented from time to time in accordance with the terms hereof.

          Alternative Transaction.  As defined in Section 5.6.
          -----------------------                 -----------

          Authority.  Any governmental, regulatory or administrative body,
          ---------
agency or authority, any court of judicial authority, any arbitrator or any public, private or industry regulatory authority, whether foreign, federal, state or local.

          Balance Sheet Date.  December 31, 1999.
          ------------------

          Business.  As defined in the Recitals hereto.
          --------

          CERCLA.  Comprehensive Environmental Response, Compensation and
          ------
Liability Act, 42 U.S.C. (S) 9601, et seq.

          Closing.  The actual sale, transfer, conveyance, assignment and
          -------
delivery of the certificates representing the Shares to Purchaser in exchange for the consideration payable to Sellers on the Closing Date pursuant to this Agreement.

          Closing Date.  The day three (3) days following the date on which
          ------------
Purchaser and the Representative mutually agree all closing conditions have been satisfied (or will be satisfied on the Closing Date) or waived, or such other date as Purchaser and the Representative may mutually agree in writing, in either case, upon which the Closing shall occur.

          Code.  Internal Revenue Code of 1986 and the regulations thereunder.
          ----

          Company.  As defined in the Recitals hereto.
          -------

          Confidential Information.  As defined in Section 9.2.
          ------------------------                 -----------

          Confidentiality Agreement.  The Confidentiality Agreement between the
          -------------------------
Company and MediChem Research, Inc. which was signed on March 10, 2000.

          Contracts.  All contracts, licenses, leases, subleases, arrangements,
          ---------
alliances, commitments and other agreements of the Company, including all customer agreements, vendor agreements, purchase orders, employment agreements, consulting contracts, installation and maintenance agreements, computer software licenses, hardware lease or rental agreements, contract claims and all other arrangements and understandings related to the Business, including those items which are listed on Schedule 1.2 under the
                                                    ------------
heading "Contracts".


          Employment Agreements.  As defined in Section 8.3(h).
          ---------------------                 --------------

          Environmental Claims.  As defined in Section 3.13(d).
          --------------------                 ---------------

          Environmental Law(s).  Each and every Law, Order, Permit or similar
          --------------------
requirement of each and every Authority and the common law, pertaining to, or pursuant to which liability may arise with respect to, (i) the protection of human health and safety, the environment, natural resources and wildlife, (ii) the protection or use of surface water, groundwater, rivers and other bodies of water, (iii) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Substance or (iv) pollution, including CERCLA, RCRA, the Clean Air Act, 42 U.S.C. (S) 7401 et seq., and the Federal Water Pollution Control Act, 33 U.S.C.
(S) 1251, et seq.

          Equipment and Improvements.  All machinery, equipment, facilities and
          --------------------------
structures, buildings, installations, fixtures, improvements, betterments and additions located on or within the Real Property, appliances, furniture, office furniture and decorations, fixtures, office supplies and office equipment, computers, computer terminals and printers, computer software, telephone systems, telecopiers and photocopiers, and other tangible personal property of every kind and description that are located upon or within the Real Property, which are owned or leased by the Company, and are utilized in connection with the Business, including the items listed on Schedule 1.2 under the heading
                                            ------------
"Equipment and Improvements".

          ERISA.  Employee Retirement Income Security Act of 1974.
          -----

          Financial Statements.  The audited balance sheet of the Company as of
          --------------------
December 31, 1999 and statements of operations, stockholders' equity and cash flow of the Company for the year then ended, and the Interim Financial Statement.

          GAAP.  Generally accepted accounting principles in the United States
          ----
consistently applied.

          Hazardous Substance.  Any substance which is (i) defined as a
          -------------------
hazardous substance, hazardous material, hazardous waste, pollutant, pesticide, or contaminant under any Environmental Law, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive or carcinogenic, or (iv) regulated pursuant to any Environmental Law.

          Indemnified Party.  As defined in Section 10.3.
          -----------------

          Indemnifying Party.  As defined in Section 10.3.
          ------------------

          Intangibles.  All trade names, trademarks, service marks, copyrights,
          -----------
patents, trade secrets, inventions, designs, models, processes, formulae, software, registrations and applications for any thereof, and all technical know-how and other intellectual property rights or intangibles used by the Company in the operation of the Business, including those listed on Schedule 1.2 under the heading "Intangibles", and all goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto and rights thereunder, remedies against infringement thereof and rights to protection of interests therein under all applicable Laws.

          Interim Financial Statement.  The unaudited balance sheet of the
          ---------------------------
Company as of April 6, 2000.

          Inventories.  All of the Company's inventory, consumable supplies,
          -----------
spare parts and repair materials and any and all other inventories of the Company.

          Kim.  Hidong Kim, Ph.D., an individual residing in the State of
          ---
Washington.

          IRS.  Internal Revenue Service.
          ---

          Law.  Any law, statute, regulation, rule, ordinance, requirement,
          ---
announcement or other binding action or requirement of an Authority.

          Leased Real Property.  Those certain premises more fully described on
          --------------------
Schedule 1.2 under the heading "Leased Real Property", together with all leasehold improvements thereon.

          Liabilities.  Any obligation or liability (whether known or unknown,
          -----------
whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), including any liability for Taxes.

          Lien.  Any lien (statutory or otherwise), mortgage, pledge,
          ----
hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

          Material Operating Decision.  As defined in Section 5.2(b).
          ---------------------------

          Order.  Any decree, order, judgment, writ, award, injunction,
          -----
stipulation or consent of or by an Authority.

          Ordinary Course of Business.  The ordinary course of business of the
          ---------------------------
Company in accordance with past custom and practice (including with respect to quantity and frequency).

          Permits.  As defined in Section 3.21.
          -------

          Person.  Any natural person, corporation, limited liability company,
          ------
partnership, firm, joint venture, joint-stock company, trust, association, Authority, unincorporated entity or organization of any kind.

          Plan.  As defined in Section 3.15(a).
          ----

          Principal Stockholders.  Kim and Stewart.
          ----------------------

          Principal Stockholders' Knowledge.  The actual knowledge of either
          ---------------------------------
Principal Stockholder.

          Purchase Price.  As defined in Section 2.2.
          --------------

          Purchaser Shares.  The shares of Purchaser's Class A Common Stock  to
          ----------------
be issued to Sellers in accordance with Section 2.2.
                                        -----------

          Purchaser's Knowledge.  The actual knowledge of any person listed on
          ---------------------
Schedule 4.
----------

          Purchaser's Shareholders Agreement.  The Shareholders Agreement dated
          ----------------------------------
as of June 14, 1999 among Purchaser and its shareholders.

          Purchaser Warranty Claim.  As defined in Section 10.1(a).
          ------------------------

          RCRA.  Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et
          ----
seq.

          Real Property Leases.  All leases and subleases of the Leased Real
          --------------------
Property.

          Records.  All books of account, ledgers, forms, records, documents,
          -------
files, invoices, vendor or supplier lists, plans and other data which are necessary to or desirable for the ownership, use, maintenance, development or operation of the Business and which are owned or used by the Company, including all research logs and records, blueprints and specifications, all Tax, personnel, payroll, payroll tax and labor relations records, all environmental control records, environmental impact reports, statements, studies and related documents, handbooks, technical manuals and data, engineering specifications and work papers, all pricing and cost information, all sales records, all accounting and financial records, all sales and use tax returns, reports, files and records, asset history records and files, all data entry and accounting systems, all maintenance and repair records, all correspondence, notices, citations and all other documents received from, sent to or in the Company's possession in connection with any Authorities (including foreign, federal, state, county or regional environmental protection, air or water quality control, occupational health and safety, land use, planning or zoning, and any alcohol, beverage or fire prevention Authorities), all plans, maps and surveys of the Leased Real Property, and all plans and designs of buildings, structures, fixtures and equipment.

          Related Entities.  The Company, Purchaser and their respective
          ----------------
Affiliates.

          Release.  Any spilling, leaking, pumping, pouring, emitting, emptying,
          -------
discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other receptacles containing any Hazardous Substance).

          Representative.  As defined in Section 12.1.
          --------------                 ------------

          Securities Act.  Securities Act of 1933.
          --------------

          Seller Warranty Claim.  As defined in Section 10.2(a).
          ---------------------                 ---------------

          Sellers.  On the date hereof, the individuals identified on the
          -------
signature page hereto as "Principal Stockholders" or "Other Sellers"; and, as of immediately prior to the Closing, such individuals together with the Persons described in Schedule 5.2(c) as receiving Company common stock or options for
             ---------------
the Company's common stock (that are exercised prior to the Closing). "Seller" means any one of the Sellers.

          Shares.  As of the date hereof, 4,787,500 shares of the Company common
          ------
stock, no par value per share; and, as of the Closing such shares plus any and all shares issued between the date hereof and the Closing solely in accordance with the transactions described on Schedule 5.2(c).
                                   ---------------

          Stewart.  Lance J. Stewart, Ph.D., an individual residing in the State
          -------
of Washington.

          Taxes.  As defined in Section 3.16(a).
          -----                 ---------------

          Third Party Licenses.  All licenses, sublicenses and other agreements
          --------------------
to which the Company is a party relating to Third Party Technology.

          Third Party Notice.  As defined in Section 10.3.
          ------------------                 ------------

          Third Party Technology.  Intangibles that the Company is licensed or
          ----------------------
otherwise authorized by a third party to use, market, distribute or incorporate into its products or processes.

1.3  Interpretation.
     --------------

     Unless otherwise expressly provided or unless the context requires otherwise, (a) all references in this Agreement to Articles, Sections, Schedules and Exhibits shall mean and refer to Articles, Sections, Schedules and Exhibits of this Agreement; (b) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations; (c) words using the singular or plural number also shall include the plural and singular number, respectively; (d) references to "hereof", "herein", "hereby" and similar terms shall refer to this entire Agreement (including the Schedules and Exhibits hereto); and (e) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of an Authority, Persons succeeding to the relevant functions of such Person); (f) the term "including" shall be deemed to mean "including, without limitation"; and (g) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

                                  ARTICLE II
                          SALE AND PURCHASE OF SHARES

2.1  Sale and Purchase of Shares.
     ---------------------------

     Subject to the terms and conditions hereof, and in reliance upon the representations, warranties, covenants and agreements made herein by Sellers and Purchaser, Purchaser shall purchase and accept from Sellers, and Sellers shall sell, transfer, convey, assign and deliver to Purchaser, on the Closing Date, the Shares. At the Closing, each Seller shall deliver to Purchaser the certificates evidencing the Shares owned by such Seller.

2.2  Payment of the Purchase Price.
     -----------------------------

     The aggregate purchase price (the "Purchase Price") payable by Purchaser to
                                        --------------
Sellers in consideration for the Shares shall be satisfied on the Closing Date by the issuance of 84,511 shares of Class A Common Stock of Purchaser to Sellers, pro rata based on their respective ownership percentages of all the Shares.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                     OF PRINCIPAL STOCKHOLDERS AND SELLERS

A. As an inducement to Purchaser to enter into and perform its obligations under this Agreement, and in consideration of the covenants of Purchaser contained herein, the Principal Stockholders, jointly and severally, represent and warrant to Purchaser (which representations and warranties shall survive the Closing (subject to Section 10.4) regardless of what examinations, inspections,
                    ------------
audits and other investigations Purchaser has heretofore made, or may hereafter make, with respect to such representations and warranties) as follows:

3.1  Corporate Status; Conflicts.
     ---------------------------

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and is duly qualified and in good standing in each other jurisdiction where the failure to so qualify could reasonably be expected to have a material adverse effect on the operations, condition or prospects of the Company or the Business. The Company has the corporate power and authority necessary to own, lease, operate or otherwise hold its properties and assets and to carry on its business as presently conducted.

(b) Neither the execution or delivery of this Agreement by any Seller nor the performance by any Seller of his obligations under this Agreement will
(assuming the receipt of all consents described in Schedule 3.20), conflict
                                                   -------------
with or result in a breach of any of the terms or provisions of, or constitute a default under, any Contract, Permit or indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or is bound, the articles of incorporation or by-laws of the Company or any applicable Law or Order to which the Company is a party or by which the Company is bound.

3.2  Accounts Receivable.
     -------------------

     Except as reserved against on the Interim Financial Statement, the Accounts Receivable reflected on such balance sheet: (a) were acquired by the Company in the Ordinary Course of Business and represent fully completed bona fide transactions that require no further act on the part of the Company to make such Accounts Receivable payable by the account debtors; (b) are not subject to any material claim, counterclaim, set-off or deduction; (c) represent valid obligations owing to the Company by account debtors that are not Affiliates, stockholders, directors, officers or employees of the Company, which are enforceable in accordance with their respective terms; and (d) are owned by the Company free and clear of all Liens (other than Liens which will be released on or before the Closing Date).

3.3  Inventories.  The Inventories reflected in the Interim Financial Statement
     -----------
consist of items of a quality and quantity useable or saleable in the Ordinary Course of Business.

3.4  Intangibles.
     -----------

(a)  Except as set forth on Schedule 1.2 under the heading "Intangibles", the
                            ------------
Company owns all right, title and interest in and to all Intangibles, free and clear of all Liens. The foregoing representation as it relates to Third Party Technology is limited to the Company's interest pursuant to the Third Party Licenses, all of which are, to the Principal Stockholders' Knowledge, valid and enforceable and in full force and effect and which grant the Company such right to Third Party Technology as are employed in or necessary to the business of the Company as conducted or currently proposed to be conducted prior to the Closing Date.

(b)  Schedule 1.2 under the heading "Intangibles" contains an accurate and
     ------------
complete description of (i) all patents, trademarks (with separate listings of registered and unregistered trademarks), trade names, and registered copyrights in or related to products owned by the Company (the "Products"),
                                                                --------
all applications and registrations therefor, and a list of all licenses and other agreements relating thereto, and (ii) a list of all Third Party Licenses. All of the Company's trademark or trade name registrations related to the Products and all of the Company's copyrights in any of the Products are valid and in full force and effect; and consummation of the transactions contemplated hereby will not alter or impair any such rights. To the Principal Stockholders' Knowledge, there is no material default by any party to any Third Party License. All of the Company's rights thereunder are freely assignable. To the Principal Stockholders' Knowledge, the licensors under such Third Party Licenses have and had all requisite power and authority to grant the rights purported to be conferred thereby. Sellers have provided to Purchaser true and complete copies of all such Third Party Licenses, and any and all amendments thereto.

(c) No claims have been asserted against the Company or any Seller (and, to the Principal Stockholders' Knowledge, no such claims are likely to be asserted against the Company) by any Person challenging the use or distribution by the Company of any Intangibles (including the Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including the Third Party Licenses). To the Principal Stockholders' Knowledge, there is no valid basis for any claim of the type specified in the immediately preceding sentence which could in any way relate to or interfere with the continued enhancement and exploitation by the Company of any of the Products. To the Seller's Knowledge, none of the Products nor the use of any Intangibles by the Company in its current business infringes on the rights of, constitutes misappropriation of, or in any way involves unfair competition with respect to, any proprietary information or intangible property right of any Person, including any patent, trade secret, copyright, trademark or trade name.

(d) All licenses, sublicenses or other agreements currently in effect pursuant to which the Company has granted rights to others in Intangibles owned or licensed by the Company are listed on Schedule 1.2 under the heading
                                      ------------
"Intangibles." All of such licenses, sublicenses or agreements are in full force and effect, there is no default by any party thereto and all of the Company's rights thereunder are freely assignable. Sellers have provided to Purchaser true and complete copies of all such licenses, sublicenses and other agreements, and any and all amendments thereto. Except as set forth on Schedule 1.2 under the
                                                       ------------
heading "Intangibles", the Company has not granted any Person any right to manufacture, reproduce, distribute, market or exploit any of the Products or any adaptations, translations or derivative works based on the Products or any portion thereof. Except with respect to the rights of third parties to the Third Party Technology, to the Principal Stockholders' Knowledge, no third party has any right to manufacture, reproduce, distribute, market or exploit any underlying works or materials of which any of the Products are a "derivative work" as that term is defined in the United States Copyright Act, 17 U.S.C. (S) 101.

(e)  Except as set forth on Schedule 1.2 under the heading "Intangibles", to the
                            ------------
Principal Stockholders' Knowledge, no designs, drawings, specifications, source code, object code, documentation, flow charts or diagrams incorporating, embodying or reflecting any of the Product at any stage of their development (the "Components") were written, developed, created or discovered in whole or
      ----------
in part by any employee of the Company with the assistance of any third party or were created by third parties who has not assigned ownership of such employee's rights to the Company. The Company has at all times used commercially reasonable efforts to treat the Products and the Components as containing trade secrets and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release into the public domain.

(f) To the Principal Stockholders' Knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or, to the Principal Stockholders' Knowledge, any other party, including any previous employer, because of the nature of the business conducted by the Company or proposed to be conducted by the Company.

(g) Each person presently or previously employed by the Company (including independent contractors, if any) in a research and development or other technical position has executed a confidentiality and non-disclosure agreement in substantially the same form as the form previously provided by Sellers to Purchaser. Such confidentiality and non-disclosure agreements constitute valid and binding obligations of the Company and, to the Principal Stockholders' Knowledge, such person, enforceable in accordance with their respective terms. To the Principal

Stockholders' Knowledge, neither the execution or delivery of such agreements, nor the carrying on of the Company's business by such persons as employees, nor the conduct of the Company's business as currently anticipated, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument currently in effect under which any of such persons is obligated. The Company is not knowingly making unauthorized use of any confidential information or trade secrets of any Person, including any former employer or any past or present employee of the Company. Neither the Company nor, to the Principal Stockholders' Knowledge, any of the Company's employees, has any agreement or arrangement with any Persons other than the Company related to confidential information or trade secrets of such Persons or restricting any such employee's ability to engage in business activities of any nature.

(h) No product liability or warranty claims have been communicated to or threatened against the Company and, to the Principal Stockholders' Knowledge, there is no specific situation, set of facts or occurrence that provides a basis for such claim.

3.5  Brokers' Fees.
     -------------

     Neither the Company nor any Seller has dealt with any broker, finder or consultant in connection with the transactions contemplated by this Agreement, and no Person acting on behalf of or at the direction of the Company or any Seller is entitled to any commission or finder's fee in connection with the sale of the Shares to Purchaser.

3.6  Contracts.
     ---------

(a)  Schedule 1.2 under the heading "Contracts", contains a complete list of all
     ------------
Contracts to which the Company is party or by which the Company is currently bound and Sellers have provided to Purchaser true and complete copies of such written Contracts (and true and complete summaries of all material terms of any and all oral Contracts). The Company is not a party to any Contract not entered into in the Ordinary Course of Business. All Contracts are valid and binding upon the Company and, to the Principal Stockholders' Knowledge, the other parties thereto, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally. There is no default or event that with notice or lapse of time, or both, would constitute a default by the Company or, to the Principal Stockholders' Knowledge, any other party to any of the Contracts. The Company has not received notice that any party to any of the Contracts intends to cancel or terminate any of such agreements or to exercise or not exercise any options under any of such agreements.

(b) Since July 7, 1998, the Company has received grants from the U.S. Small Business Innovative Research Program (collectively, "SBIR Grants") totaling
                                                     -----------
approximately $872,000 for technology development, of which approximately $549,000 in cash already has been received by the Company. An additional approximately $234,000 in grants becomes available in July, 2000 and an additional approximately $59,000 in grants becomes available in March, 2001. The consummation of the sale of the Company to Purchaser contemplated hereby shall not adversely affect the Company's right to receive the SBIR Grants (or any pending applications for similar grants), other than as result of facts about Purchaser and its subsidiaries of which the Principal Stockholders are unaware.

3.7  Compliance with Laws.
     --------------------

     The Company has complied with all, and is not in violation of any, applicable Laws or Orders affecting its products, properties or the Business.

3.8  Litigation.
     ----------

     Schedule 3.8 sets forth a brief description of all suits, actions,
     ------------
arbitrations, and legal, administrative and other proceedings and governmental investigations pending or, to the Principal Stockholders' Knowledge, threatened against or affecting the Company, the Business, the Leased Real Property or any other assets of the Company. Except for the matters set forth on Schedule 3.8,
                                                                 ------------
the Company is not presently engaged in any legal action to recover moneys due to it or damages sustained by it. None of the matters set forth on Schedule
                                                                   --------
3.8, if decided adversely to the Company, could reasonably be expected to have a
---
material adverse effect on the Business.

3.9  Personnel Identification and Compensation.
     -----------------------------------------

     Schedule 3.9 contains a true and complete list of the names, addresses and
     ------------
titles of all current officers, directors, employees, consultants, agents and representatives of the Company. Sellers have previously delivered to Purchaser a true and complete (a) schedule stating the rates of compensation payable (or paid, as the case may be) to each such Person and (b) copy of the Company's agreement with such Person, if any. Schedule 3.9 includes a true and complete
                                    ------------
list of all directors and officers of the Company.

3.10  Existing Employment Contracts.
      -----------------------------

     The Company has no employment contracts, collective bargaining agreements or similar arrangements except those described on Schedule 3.10. All such
                                                  -------------
contracts and arrangements are in full force and effect, and neither the Company, nor, to the Principal Stockholders' Knowledge, any other Person is in default under any such contract or arrangement. There is no pending or, to the Principal Stockholders' Knowledge, threatened labor dispute, strike or work stoppage affecting the Business.

3.11  Capitalization; Subsidiaries.
      ----------------------------

(a) The total number of shares of capital stock and the par value thereof which the Company is authorized to issue and the number of such shares which are issued and outstanding are described on Schedule 3.11.
                                        --------------

(b)  No shares of the Company's capital stock are held as treasury stock.

(c)  Except as described on Schedule 3.11, there are no outstanding rights,
                            -------------
options, warrants, subscriptions, calls, puts, convertible securities, phantom stock plans or other agreements of any character or nature under which the Company is or may become obligated to issue, redeem or repurchase any of its securities and there are no outstanding preemptive rights, rights of first refusal or similar rights to subscribe for or acquire any securities of the Company.

(d) The Shares have been duly and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights; and there are no voting trust agreements or other contracts or agreements restricting voting or dividend rights or transferability with respect to the outstanding shares of capital stock of the Company.

(e) The Company has not violated any Law in connection with the offer for sale or sale and issuance of its outstanding shares of capital stock or any other securities.

(f) The Company does not own any securities or any other direct or indirect interest in any other Person.

3.12  Title to Purchased Shares.
      -------------------------

     The persons listed as "Sellers" on the signature page of this Agreement are all of the record and beneficial owners of all of the issued and outstanding shares of capital stock of the Company. The Shares constitute as of the date hereof, and will constitute at Closing, all of the issued and outstanding shares of capital stock of the Company.

3.13  Environmental.  Except as disclosed in Schedule 3.13:
      -------------                          -------------

(a) The Company has been and is in compliance with all applicable Environmental Laws; has not received written notice of any violation of or liability arising under applicable Environmental Laws; and has not been subject to any administrative or judicial proceeding pursuant to any Environmental Laws.

(b) Neither the Company nor, to the Principal Stockholders' Knowledge, any other present or former owner, tenant, occupant or user of the Leased Real Property has used, handled, generated, produced, manufactured, treated, stored, disposed, transported, threatened to Release or Released any Hazardous Substance on, under, about, to or from the Leased Real Property or any real property formerly owned, operated, leased or used by the Company or otherwise related to the Business in violation of or in a manner that may form the basis of liability under any Environmental Law, including the disposal or treatment of any Hazardous Substance at any real property.

(c) To the Principal Stockholders' Knowledge, there is no Release or threatened Release of any Hazardous Substance existing on, beneath or from the surface, subsurface or ground water associated with the Leased Real Property, nor, to the Principal Stockholders' Knowledge, is there or has there been any Release or threatened Release of Hazardous Substance adjacent to, from or in the vicinity of the Leased Real Property.

(d) There exists no Order nor any demand, allegations, suit, claim, proceeding action, citation, directive, summons, investigation, information request, penalty, fine, notice of violation or other notice pending or threatened pursuant to any Environmental Law relating to (i) the ownership, lease, occupation or use of the Leased Real Property or any real property formerly owned, leased, occupied or used real property by the Company or, to the Principal Stockholders' Knowledge, any other present or former owner, tenant, occupant or user of the Leased Real Property, (ii) any alleged violation of or liability under any Environmental Law by the Company, (iii) the suspected presence, Release or threatened Release of any Hazardous Substance on, under, in or from the surface, subsurface, or groundwater associated with the Leased Real Property, any real property formerly owned, leased, occupied or used by the Company, or any real property to which Hazardous Substances generated by or related to the Business or the Company came to be located and (iv) any actual or alleged damage, injury, threat, or harm to health, safety, natural resources or the environment (collectively referred to herein as "Environmental Claims") nor,
                                                     --------------------
to the Principal Stockholders' Knowledge, does there exist any valid basis for any such Environmental Claims.

(e) To the Principal Stockholders' Knowledge, there are and were no aboveground nor underground storage tanks currently or formerly located on the Leased Real Property used or formerly used for the purpose of storing any Hazardous Substance. To the Principal Stockholders' Knowledge, there is no asbestos-containing building material on the Leased Real Property, and no asbestos abatement or remediation work has been performed on the Leased Real Property. To the Principal Stockholders' Knowledge, there is no PCB-containing equipment or PCB-containing material located on the Leased Real Property.

(f) No Leased Real Property or, to the Principal Stockholders' Knowledge, any real property formerly owned, operated, leased or used by the Company or any real property to which Hazardous Substances generated by or related to the Business or the Company came to be located is listed on any or nominated for listing on the National Priority List promulgated by the United States Environmental Protection Agency pursuant to CERCLA or any analogous remedial priority list promulgated or published pursuant to any comparable state law.

(g) There are no environmental site assessment reports, environmental audits and any other reports prepared by or on behalf of the Company or in the Company's or any Seller's possession relating to environmental matters of the Business or the Leased Real Property.

3.14  Affiliate Transactions.
      ----------------------

     All purchases and sales or other transactions, if any, between the Company, on the one hand, and any officer, director, shareholder or key employee or Affiliate thereof, on the other hand, within the three (3) years immediately preceding the date hereof have been made on the basis of prevailing market rates and terms such that from the prospective of the Company, all such transactions have been made on terms no less favorable than those which would have been available from unrelated third parties. Except as set forth on Schedule 3.14,
                                                               -------------
neither any officer, director, shareholder or employee of the Company, nor any spouse, child or other relative of any of such persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to the Company.

3.15  Employee Benefit Matters.
      ------------------------

(a)  Schedule 3.15 contains a true and complete list of each pension,
     -------------
retirement, profit sharing, savings, stock option, restricted stock, severance, termination, bonus, fringe benefit, insurance, supplemental benefit, medical, education reimbursement or other employee benefit plan, program, agreement or arrangement, including each "employee benefit plan" as defined in Section 3(3) of ERISA, with respect to which the Company may have any Liability (each a "Plan").
 ----

(b) Sellers have delivered to Purchaser true and complete copies of the following items relating to each Plan, where applicable:

(i) the plan document and related trust agreement and insurance contracts, including any amendments (including descriptions of vacation and severance policies);

(ii) the most recent determination letter received from the IRS with respect to each such Plan that is intended to be qualified under Section 401 of the Code;

(iii) the most recent summary plan description, summary of material modifications and all material communications to participants; and

(iv) the most recent annual report (5500 series) and schedules.

(c) Each Plan has been operated and administered in accordance with the applicable provisions of ERISA and the Code, including COBRA, and all other applicable Laws, and there are no actions, suits or claims pending or, to the Principal Stockholders' Knowledge, threatened against any Plan or any administrator or fiduciary thereof, nor, to the Principal Stockholders' Knowledge, do any facts exist which could give rise to any such action, suit or claim.

(d) None of the Plans is a plan subject to Title IV of ERISA or a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA. No Plan which is a "welfare plan" within the meaning of Section 3(2) of ERISA provides benefits with respect to employees beyond termination of employment other than coverage required by law.

(e) The Company is not, and has never been, a member of a "controlled group of corporations" within the meaning of Section 414(b) of the Code, a member of a group under "common control" within the meaning of Section 414(c) of the Code, or a member of an "affiliated service group" within the meaning of Section 414(m) of the Code.


3.16  Tax Matters.
      -----------

(a)  The term "Taxes" means all net income, capital gains, gross income, gross
               -----
receipts, sales, use, transfer, ad valorem, franchise, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, assessments or other governmental charges of any kind whatsoever, together with any interest, fines and any penalties, additions to tax or additional amounts incurred or accrued under applicable federal, state, local or foreign tax law or assessed, charged or imposed by any Authority, provided that any interest, penalties, additions to tax or additional amounts that relate to Taxes for any taxable period (including any portion of any taxable period ending on or before the Closing Date) shall be deemed to be Taxes for such period, regardless of when such items are incurred, accrued, assessed or charged. For purposes of this Section 3.16 and Section 10.1, the Company shall be deemed to
                 ------------     ------------
include any predecessor to the Company and any Person from which the Company incurs a liability for Taxes as a result of transferee liability, joint and several liability or contract.

(b) The Company has duly and timely filed (and prior to the Closing Date will duly and timely file) true, correct and complete Tax returns, reports or estimates, all prepared in accordance with applicable Laws, for all years and periods (and portions thereof), for all jurisdictions (whether federal, state, local or foreign) in which any such returns, reports or estimates are required to be filed by any applicable Law on or prior to the Closing Date. All Taxes shown as due and payable on such returns, reports and estimates have been paid (or will be paid prior to the Closing), and there is no current liability for any Taxes due and payable in connection with any such returns. All taxes not yet due and payable have been fully accrued on the books of the Company and adequate reserves have been established therefor. There are no unpaid assessments for additional Taxes for any period and there is no basis therefor. Any charges, accruals and reserves for Taxes provided for on the Financial Statements (and the monthly financial statements to be delivered pursuant to Section 5.7) are
                                                             -----------
(or will be) adequate. There are no existing liens for Taxes upon any of the Company's assets. Sellers have provided to Purchaser true and complete copies of all federal, state and foreign tax returns filed by the Company since its incorporation.

(c) The Company has (i) withheld all required amounts from its employees, agents, contractors and nonresidents and remitted such amounts to the proper Authorities; (ii) paid all employer contributions and premiums; and (iii) filed all federal, state, local and foreign returns and reports with respect to employee income Tax withholding, and social security and unemployment Taxes and premiums, all in compliance with the withholding provisions of the Code and other applicable Laws.

(d) None of the Company's assets is tax exempt use property under Code Section 168(h).

(e) No portion of the cost of any of the Company's assets was financed directly or indirectly from the proceeds of any tax exempt state or local government obligation described in Code Section 103(a).

(f) The Company has no (and has not previously had any) permanent establishment in any foreign country and the Company does not engage (and has not previously engaged) in a trade or business within the meaning of the Code relating to the creation of a permanent establishment in any foreign country.

(g) None of the Sellers nor the Company is a foreign person within the meaning of Code Section 1445.

(h) Neither the Code nor any other provision of Law requires Purchaser to withhold any portion of the Purchase Price.

(i) The Company has never been a member of any consolidated, combined or unitary group for federal, state, local or foreign Tax purposes.

(j) The Company is not a party to any joint venture, partnership or other arrangement that could be treated as a partnership for federal income Tax purposes.

(k) The federal income Tax returns of the Company have not been examined by the IRS; the state Tax returns of the Company have not been examined by the relevant agencies; and no deficiencies or reassessments for any Taxes have been proposed, asserted or assessed against the Company by any federal, state, local or foreign taxing authority.

(l) The Company has not executed or filed with any taxing authority (whether federal, state, local or foreign) any agreement or other document extending or have the effect of extending the period for assessment, reassessment or collection of any Taxes, and no power of attorney granted by the Company with respect to any Taxes is currently in force.

(m) No federal, state, local or foreign Tax audits or other administrative proceedings, discussions or court proceedings are presently pending with regard to any Taxes or Tax returns of the Company and no additional issues are being asserted against the Company in connection with any existing audits of the Company.

(n) The Company has not entered into any agreement relating to Taxes which affects any taxable year ending after the Closing Date.

(o) The Company has not agreed to and it is not required to make any adjustment by reason of a change in accounting methods that affects any taxable year ending after the Closing Date. Neither the IRS nor any other agency has proposed any such adjustment or change in accounting methods that affects any taxable year ending after the Closing Date. The Company has no application pending with any taxing authority requesting permission for any changes in accounting methods that relate to its business or operations and that affects any taxable year ending after the Closing Date.

(p) The Company is not and never has been a party to any Tax sharing agreement or similar arrangement for the sharing of Tax liabilities or benefits.

(q)  The Company has not consented to the application of Code Section 341(f).

(r) There is no Contract covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment by the Company of any amount that would not be deductible by reason of Code Section 280G.

(s) In the past five years, the Company has not been a party to a transaction reported as a reorganization within the meaning of Code Section 368, distributed a corporation in a transaction reported as qualifying under Code Section 355 or been distributed in a transaction reported as qualifying under Code Section 355.

(t) The Company has not participated in any transaction required to be disclosed as a tax shelter under the Code.

(u) The Company has duly elected to be treated as an S corporation pursuant to Code Section 1362(a) effective as of January 1, 1998. This election is currently effective, and no event has occurred that would terminate the Company's S status (other than the transactions contemplated by this Agreement). No taxing Authority has challenged the effectiveness of this election.

3.17  Title to Assets.
      ---------------

     Except as otherwise disclosed on Schedule 3.17, the Company (i) has good
                                      -------------
and marketable title to, or with respect to the Leased Real Property and leased personal property, a valid and binding leasehold interest in, all of its assets, free and clear of all Liens, and (ii) owns or otherwise has an enforceable right under a Contract to use all of the assets and rights used in or necessary to the operation of the Business.

3.18  Real Property.
      -------------

     Other than its leasehold interest in the Leased Real Property, the Company has no rights, title or interest in or to any real property. All amounts due and payable by the Company with respect to the Leased Real Property have been paid.

3.19  No Alternative Transaction.
      --------------------------

     Neither the Company nor any Seller is a party to or otherwise bound by any agreement contemplating or providing for any Alternative Transaction.

3.20  Consents.
      --------

     Except as contemplated by this Agreement or as otherwise disclosed on

Schedule 3.20, no consent, approval, order or authorization of, or registration,
-------------
declaration or filing with, or notification to, any Authority or any other Person is required to be obtained, made or given by the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated (including consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or notifications to, any Authority or other Person necessary for the grants referenced in Section 3.6(b) to be available to the Company following the
              --------------
consummation of the transactions contemplated by this Agreement).

3.21  Licenses and Permits.
      --------------------

     Schedule 3.21 lists and describes all material qualifications,
     -------------
registrations, filings, privileges, franchises, immunities, licenses, permits, authorizations and approvals of Authorities which are used or required in order for the Company to own and operate the Business (collectively, "Permits"); and
                                                                -------
each Permit is in good standing, valid and subsisting, and in full force and effect in accordance with its terms.

3.22  Occupational Safety and Health.
      ------------------------------

     The Company has complied with all, and is not in violation of any, federal, state or local occupational safety and health Laws. The Company has not received any notice, citation, claim, assessment or proposed assessment as to or alleging any violation of any federal, state or local occupational safety and health laws nor has the Company been subject to any investigation by any federal, state or local occupational safety and health agency within the three (3) years preceding the date hereof, and no such violation exists. The Company is not a party to any pending dispute with respect to compliance with any federal, state or local occupational safety and health law.

3.23  Insurance.
      ---------

(a)  Schedule 3.23 sets forth a list and brief description of all insurance
     -------------
policies maintained by the Company, including production liability, workers' compensation, unemployment, life, medical, liability and casualty insurance.

(b) The Company is not in default with respect to any provision contained in any such insurance policy, nor has it failed to give any notice or present any claim thereunder in a due and timely fashion.

(c) Since January 1, 1997, no Company insurance policy has been revoked or rescinded and the Company has not received any notification or threat by any insurer to revoke or rescind any such insurance policy.

(d)  Schedule 3.23 sets forth a true and complete list of all claims made by the
     -------------
Company under any of its insurance policies since January 1, 1997.

3.25 Financial Statements.
     --------------------

(a)  A true and complete copy of the Financial Statements is attached hereto as

Schedule 3.24.
-------------

(b) The Financial Statements were prepared from and based on the books and records of the Company and present fairly the financial position and results of operations of the Company at the dates and for the periods indicated therein.

3.25  Undisclosed Liabilities.
      -----------------------

     On the Balance Sheet Date, the Company had no Liability with respect to the Business of the type which should be reflected in balance sheets (including the notes thereto) prepared in accordance with GAAP which was not fully disclosed, reflected or reserved against in the balance sheet as of the Balance Sheet Date included in the Financial Statements; and, except for liabilities which have been incurred since the Balance Sheet Date in the Ordinary Course of Business, since the Balance Sheet Date, the Company has not incurred any Liability.

3.26 Conduct of Business Since Balance Sheet Date.
     --------------------------------------------

     Since the Balance Sheet Date:

(a)  the Business has been conducted only in the Ordinary Course of Business;

(b)  except (i) as described on Schedule 3.26 or (ii) for equipment, inventory
                                -------------
and supplies purchased, sold, used or otherwise disposed of in the Ordinary Course of the Business, the Company has not purchased, sold, leased, mortgaged, pledged or otherwise acquired or disposed of any properties or assets;

(c) the Company has not sustained or incurred any loss or damage with respect to the Business (whether or not insured against) on account of fire, flood, accident or other calamity;

(d) the Company has not increased the rate of compensation of any officer or other employee or any consultant, except in the Ordinary Course of Business;

(e) there has been no material adverse change in or with respect to the condition (financial or otherwise), operations, business, prospects, rights, properties, assets or liabilities of the Business or the Company's relations with Authorities or its employees, creditors, suppliers, customers or others having business relationships with the Company and no fact exists which may reasonably be expected to give rise to any such material adverse change;

(f) the Company has not canceled any of the debts or claims owed to it and has paid and satisfied its accounts payable in the Ordinary Course of Business;

(g) the Company has not changed any accounting methods or practices (including any change in depreciation or amortization policies or rates);

(h) the Company has not paid or declared any dividend or made any distribution in respect of, or redeemed or purchased any of, its capital stock; and

(i) the Company has not agreed to take any of the actions described in paragraphs (b), (d), (f), (g) or (h) above.

3.27 Banking Arrangements.
     --------------------

     Except as set forth in Schedule 3.27, the Company has no banking, borrowing
                            -------------
or depository relationship, or accounts or deposits of funds, and all persons authorized as signatories on each such account are listed in Schedule 3.27.
                                                             -------------

3.28 Powers of Attorney.
     ------------------

     Except as set forth in Schedule 3.28, no Person holds any power of attorney
                            -------------
from the Company.

3.29 Year 2000 Matters.  The Company has not experienced the effect of what is
     -----------------
commonly referred to as the "Year 2000 Problem" (i.e., the inability of certain computer applications to recognize correctly and perform date sensitive functions involving certain dates after December 31, 1999). No Year 2000 Problem has adversely affected any Products.

3.30 Disclosure.
     ----------

     None of the representations and warranties made by the Principal Stockholders in this Agreement or in any letter, certificate or document furnished or to be furnished by the Principal Stockholders or on their behalf pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made herein or therein misleading. There is no fact known to either Principal Stockholder which materially adversely affects, or is reasonably likely to materially adversely affect, the condition (financial or otherwise), assets, liabilities, business, operations or prospects of the Business, the value or utility of the Company's assets or the ability of either Principal Stockholder to consummate the transactions contemplated hereby that has not been set forth herein or heretofore communicated to Purchaser in writing pursuant hereto.


B. As an inducement to Purchaser to enter into and perform its obligations under this Agreement, and in consideration of the covenants of Purchaser contained herein, each Seller, for itself and not on behalf of any other Seller, represents and warrants to Purchaser (which representations and warranties shall survive the Closing (subject to Section 10.4) regardless of what examinations,
                                ------------
inspections, audits and other investigations Purchaser has heretofore made, or may hereafter make, with respect to such representations and warranties) as follows:

3.31  Authority; Enforceability.
      -------------------------

(a) Seller has the requisite capacity to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement is binding upon, and enforceable against, Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by general principles of equity (whether in a proceeding at law or in equity).

(b) Neither the execution or delivery of this Agreement by Seller nor the performance by Seller of his obligations under this Agreement will
(assuming the receipt of all consents described in Schedule 3.20), conflict
                                                   -------------
with or result in a breach of any of the terms or provisions of, or constitute a default under, any Contract, Permit or indenture, mortgage, deed of trust, note or other agreement or instrument to which Seller is a party or is bound, or any applicable Law or Order to which Seller is a party or by which Seller is bound.

3.32  Brokers' Fees.
      -------------

     Seller has not dealt with any broker, finder or consultant in connection with the transactions contemplated by this Agreement, and no Person acting on behalf of or at the direction of Seller is entitled to any commission or finder's fee in connection with the sale of Seller's Shares to Purchaser.

3.33  Title to Purchased Shares.
      -------------------------

      Seller owns the number of shares of capital stock of the Company indicated in Schedule 3,12 as being owned by Seller, free and clear of any Liens, and has
   -------------
good and marketable title to such Shares. Upon delivery of and payment by the Purchaser to Seller of his proportionate share of the Purchase Price in respect of the Shares owned by Seller, Purchaser will acquire good and marketable title to the Shares free and clear of all Liens.

3.34  Consents.
      --------

      Except as contemplated by this Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, or notification to, any Authority or any other Person is required to be obtained, made or given by Seller in connection with the execution and delivery of this Agreement or the performance by Seller of his obligations hereunder (including consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or notifications to, any Authority or other Person necessary for the grants referenced in Section 3.6(b) to be available to the Company following
                         --------------
the consummation of the transactions contemplated by this Agreement).

3.35  Securities Laws Representations.
      -------------------------------

(a) Seller is acquiring Purchaser Shares for his account and not for the account or benefit of any other Person.

(b) Seller is acquiring Purchaser Shares solely for investment and not with a view to a distribution or resale thereof otherwise than in compliance with the Securities Act.

(c) Seller understands that the Purchaser Shares have not been registered under the Securities Act, or any state securities laws, and are being sold in reliance upon exemptions from registration for non-public offerings.

(d) Seller understands that neither such security nor any interest therein may be resold or otherwise disposed of unless such security is subsequently registered under the Securities Act and under appropriate state securities laws or unless an exemption from registration is applicable.

(e) Seller has been informed of and understands that no federal or state agency has made any finding or determination as to the merits of an investment in the Purchaser Shares or any recommendation or endorsement of the Purchaser Shares.

(f) Seller has knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of an investment in the Purchaser Shares.

(g) Seller (i) has been furnished with all such information as he has deemed necessary to make an informed investment decision with respect to the Purchaser Shares and (ii) has been afforded an opportunity to ask questions and receive answers from authorized officers and other representatives of Purchaser concerning Purchaser.

(h) Seller confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as he has deemed appropriate prior to making a decision to invest in the Purchaser Shares.

(i) Seller is aware that an investment in Purchaser is highly speculative and subject to substantial risks.

(j) Seller is capable of bearing the economic risks of an investment in the Purchaser Shares, including, but not limited to, the possibility of a complete loss of its investment, as well as limitations on the transferability of the Purchaser Shares which may make the liquidation of an investment in such security difficult or impossible for the indefinite future.

(k) None of the following information has ever been represented, guaranteed or warranted to Seller, expressly or by implication, by Purchaser or by any officer, director, employee or agent of Purchaser or by any other Person:

(i) the length of time that Seller will be required to remain as a shareholder in Purchaser

(ii) the profit or loss that may be realized as a result of an investment in the Purchaser Shares; and

(iii) that the past performance or experience of the management of Purchaser or any other Person are in any way indicative of future results of operations of Purchaser or a return on an investment in the Purchaser Shares.

                                  ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

      As an inducement to Sellers to enter into and perform their obligations under this Agreement, and in consideration of the covenants of Sellers contained herein, Purchaser represents and warrants to Sellers (which representations and warranties shall survive the Closing (subject to Section 10.4) regardless of
                                                 ------------
what examinations, inspections, audits and other investigations Sellers have heretofore made, or may hereafter make, with respect to such representations and warranties) as follows:

4.1   Corporate Status.
      ----------------

      Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

4.2  Due Authorization.
     -----------------

     The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized and approved by all necessary corporate action on the part of Purchaser.

4.3  Authority of Purchaser.
     ----------------------

     Purchaser has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Neither the execution or delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations under this Agreement will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, lease, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Purchaser is a party or is bound, its articles of incorporation, by-laws or any applicable Law or Order to which Purchaser is a party or by which Purchaser is bound.

4.4  Enforceability.
     --------------

     This Agreement is binding upon, and enforceable against, Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by principles of equity (whether in a proceeding at law or in equity).

4.5  Consents.
     --------

     Except as contemplated by this Agreement or as otherwise disclosed on

Schedule 4.5, no consent, approval, order or authorization of, or registration,
------------
declaration or filing with, or notification to, any Authority or any other Person is required to be obtained, made or given by Purchaser in connection with its execution and delivery of this Agreement or the performance by it of its obligations hereunder.

4.6  Brokers' Fees.
     -------------

     Purchaser has not dealt with any broker, finder or consultant in connection with any of the transactions contemplated by this Agreement, and no Person acting on its behalf or at its direction is entitled to any commission or finder's fee in connection with the sale of the Shares to Purchaser.

4.7  Financial Statements.
     --------------------
(a) The audited consolidated balance sheet and statements of income, changes in shareholders' equity and cash flows of Purchaser and its consolidated subsidiaries as of December 31, 1996, 1997, 1998 and 1999, and for each of the years then ended, and the unaudited consolidated balance sheet and statement of income of Purchaser and its consolidated subsidiaries as of, and for the two-month period ended, February 29, 2000, were prepared in accordance with GAAP and present fairly the financial position and results of operations of Purchaser and its consolidated subsidiaries at the dates and for the periods indicated therein, except that the financial statements for the two-month period ended February 29, 2000 do not include footnotes or normal year-end adjustments.

(b)  A true and complete copy of the financial statements described in Section
                                                                       -------
4.7(a) is attached hereto as Schedule 4.7.
------                       ------------

4.8  No Material Adverse Change.
     --------------------------

     Since December 31, 1999, there has been no material adverse change in or with respect to the financial condition of Purchaser.

4.9  Litigation.
     ----------

     No suit, action, arbitration or legal, administrative or other proceeding or governmental investigation is pending or, to Purchaser's Knowledge, threatened against Purchaser or any of its Affiliates which, if decided adversely to Purchaser or its Affiliates, could reasonably be expected to have a material adverse effect on Purchaser and its subsidiaries, taken as a whole, or the ability of Purchaser to perform its obligations under this Agreement.

4.10  Capitalization.
      --------------

(a) The total number of shares of capital stock and the par value thereof which Purchaser is authorized to issue and the number of such shares which are issued and outstanding are described on Schedule 4.10.
                                 -------------

(b)  No shares of Purchaser's capital stock are held as treasury stock.

(c)  Except as described on Schedule 4.10, there are no outstanding rights,
                            -------------
options, warrants, subscriptions, calls, puts, convertible securities, phantom stock plans or other agreements of any character or nature under which Purchaser is or may become obligated to issue, redeem or repurchase any of its securities and there are no outstanding preemptive rights, rights of first refusal or similar rights to subscribe for or acquire any securities of Purchaser.

(d)  Except as described on Schedule 4.10, there are no voting trust agreements
                            -------------
or other contracts or agreements restricting voting or dividend rights or transferability with respect to the outstanding shares of capital stock of Purchaser.

(e) Purchaser has a sufficient number of authorized but unissued shares of its Class A Common Stock available for issuance to Sellers in accordance with the terms of this Agreement. The Purchaser Shares to be issued to Sellers pursuant to this Agreement will, when so delivered, be duly and validly issued, fully paid and nonassessable.


4.11  Disclosure.
      ----------

     None of the representations and warranties made by Purchaser in this Agreement or in any letter, certificate or document furnished or to be furnished by Purchaser or on its behalf pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made herein or therein misleading.

                                   ARTICLE V
                             PRE-CLOSING COVENANTS

     From the date hereof through and including the Closing Date:

5.1  Required Consents.  Sellers and Purchaser agree to (a) promptly file, or
     -----------------
cause to be promptly filed, with all appropriate Authorities and other Persons any and all other notices, registrations, declarations, applications and other documents as may be necessary to consummate the transactions contemplated hereby and (b) thereafter diligently pursue all consents, approvals and authorizations from such Authorities and other Persons as may be necessary to consummate the transactions contemplated hereby.

5.2  Conduct of the Business.
     -----------------------

     Except as otherwise contemplated by this Agreement or consented to by Purchaser in writing:

(a) The Principal Stockholders shall, and shall cause the Company to, operate and maintain the Business in the Ordinary Course of Business;

(b) The Principal Stockholders shall, and shall cause the Company to, consult with Purchaser regarding all operational decisions material to the Business, including decisions (or related decisions) involving payments by (or to) the Company of more than $50,000 in aggregate in any twelve month period (including entering into, changing, modifying, canceling or terminating any agreement or contract involving such a payment) (each a "Material Operating Decision");
                                            ---------------------------
provided, that the right to make all Material Operating Decisions shall remain
--------
solely with the Company and the Principal Stockholders; provided, further, that
                                                        --------  -------
the Company may acquire certain robotics equipment to the extent previously discussed with Purchaser;

(c)  The Principal Stockholders shall not, and shall not allow the Company to,
(i) permit or allow any of the Company's assets to be subjected to any Lien (except any Lien described on Schedule 3.17); (ii) sell, lease, transfer or
                              -------------
otherwise dispose of any of the Company's assets, except for sales, leases, transfers or disposals in the Ordinary Course of Business; (iii) enter into any agreement or contract with respect to real property; (iv) change the Business' accounting methods, principles or practices (including any change in depreciation or amortization methods, policies or rates or income recognition methods); (v) increase or otherwise change the rate or nature of the compensation (including wages, salaries, bonuses and benefits under any Plan) which is paid or payable to any officer, employee, consultant or other representative of the Business, except in the Ordinary Course of Business; (vi) make, or commit to make, any payment, contribution or award under or into any Plan, except in the Ordinary Course of Business; (vii) declare or pay any dividends or distributions to its shareholders or redeem or repurchase any of the Company's securities or make any payments to any Seller or Affiliate thereof (except for salaries paid and current debt service payments disclosed to Purchaser, in any case, which are paid in the Ordinary Course of Business); (viii) change the terms of any Accounts Receivable or cancel any debts owed to the Company; (ix) except as set forth on Schedule 5.2(c), issue any capital stock or any option,
                       ---------------
warrant or right relating thereto; or (x) amend its articles of incorporation or by-laws; and

(d) The Principal Stockholders shall, and shall cause the Company to, use all commercially reasonable efforts to preserve and protect the Business' goodwill, prospects, rights, properties, assets and business, to keep available to it and Purchaser the services of the Business' employees and consultants, and to preserve and protect the Business' relationships with Authorities and its employees, consultants, officers, suppliers, customers, creditors and others having business relationships with it.

5.3  Access to Books and Personnel; Rights of Inspection.
     ---------------------------------------------------

(a) The Principal Stockholders shall, and shall cause the Company's officers, directors, employees, auditors and agents to, afford to Purchaser and Purchaser's underwriters, lenders, officers, employees, auditors and agents the right at any time prior to the Closing during normal business hours and upon reasonable prior notice, access to the Company's directors, officers, employees, consultants, auditors, agents, facilities, research logs, books and records (including auditors' work papers) as Purchaser reasonably shall deem necessary or desirable and shall furnish such financial and operating data and other information as Purchaser may reasonably require. The Principal Stockholders also shall permit Purchaser and its underwriters, lenders, officers, employees, auditors and agents to meet with the Company's lenders, banking institutions, primary suppliers and customers. The Principal Stockholders shall make full disclosure to Purchaser of all relevant matters concerning the Company, the Business and the assets used in the Business. No such access, examination or review shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Sellers set forth herein.

(b) During the term of this Agreement Purchaser may physically inspect, and cause one or more representatives of Purchaser to physically inspect, the Company's assets, including all research laboratories and storage facilities, if any. The Principal Stockholders shall, and shall cause the Company to, grant Purchaser and its agents reasonable access to the Company's assets to perform such inspection. All inspection fees and other expenses of any kind incurred by Purchaser relating to the inspection of the Company's assets will be solely at Purchaser's expense. The Principal Stockholders shall, and shall cause the Company to, cooperate with Purchaser in all reasonable respects in making such inspections.

(c) Purchaser shall provide to Sellers all financial statements and other information regarding Purchaser and its Affiliates that are reasonably requested by Sellers.

5.4  Notification of Material Adverse Events.
     ---------------------------------------

(a) Sellers shall promptly notify Purchaser in writing of any event following the date hereof of which Sellers are or become aware that will or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), rights, properties, assets or prospects of the Company or its Business or the performance by Sellers of their obligations under this Agreement.

(b) Purchaser shall promptly notify Representative in writing of any event following the date hereof of which Purchaser is or becomes aware that will or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), rights, properties, assets or prospects of Purchaser or the performance by Purchaser of its obligations under this Agreement.

5.5  Supplemental Disclosures.
     ------------------------

     The Principal Stockholders and Purchaser shall have the continuing obligation to supplement promptly and amend all Schedules attached hereto as necessary or appropriate with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Schedules by such party; provided, however, that for the purpose of the rights and obligations of the
--------  -------
parties hereunder, any such supplemental or amended disclosure shall not, except as the other party hereto may otherwise agree in writing, be deemed to have cured any breach of any representation or warranty made in this Agreement.

5.6  Exclusivity.
     -----------

     Unless this Agreement has been terminated in accordance with Article XI,
                                                                  ----------
(a) Sellers shall not, and shall not permit the Company or any of the Company's Affiliates, directors, officers, employees, consultants, agents or advisors to, initiate, pursue or encourage (by way of furnishing information or otherwise) any inquiries or proposals, or enter into any discussions, negotiations or agreements (whether preliminary or definitive) with any Person, contemplating or providing for any merger, acquisition, purchase or sale of all or substantially all of the capital stock or assets or any business combination or change in control of the Business (an "Alternative Transaction"), other than the
                             -----------------------
transaction contemplated by this Agreement, and (b) Sellers shall deal exclusively with Purchaser with respect to the sale of the Business and the Shares. In the event any Seller, the Company or any of the Company's
Affiliates, directors, officers, employees, consultants, agents or advisors receive a proposal, directly or indirectly, from any Person regarding an Alternative Transaction, the Representative shall give written notice to Purchaser of such contact within one (1) day after receiving such contact.

5.7  Monthly Financial Statements.
     ----------------------------

(a) The Principal Stockholders shall cause the Company to deliver to Purchaser within fifteen (15) days after the date hereof, an unaudited balance sheet for the Company as of March 31, 2000 and a statement of operations for the three-month period then ended.

(b) The Principal Stockholders shall cause the Company to deliver to Purchaser within thirty (30) days after the end of each calendar month, beginning with the month ended April 30, 2000, a balance sheet for the Company as of the end of such month and a statement of income for the Company for the portion of the calendar year then ended.

(c) Purchaser shall deliver to the Representative, within fifteen (15) days after the date hereof, an unaudited consolidated balance sheet for Purchaser and its consolidated subsidiaries as of March 31, 2000 and a consolidated statement of income for the Purchaser and its consolidated subsidiaries for the three-month period then ended.

(d) Purchaser shall deliver to the Representative within thirty (30) days after the end of each calendar month, beginning with the month ended April 30, 2000, a consolidated balance sheet for Purchaser and its consolidated subsidiaries as of the end of such month and consolidated statement of income for Purchaser and its consolidated subsidiaries for the portion of the calendar year then ended.

(e)  The financial statements described in Sections 5.7(a) and (b) shall be
                                           ---------------     ---
prepared in accordance with GAAP, except for footnote disclosures and normal year-end adjustments.

                                  ARTICLE VI
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

6.1  Obligations to be Satisfied on or prior to Closing Date.
     -------------------------------------------------------

     The obligation of Purchaser to purchase the Shares under this Agreement is subject to the satisfaction (or waiver by Purchaser), on or prior to the Closing Date, of the following conditions:

(a)  Accuracy of Representations and Warranties.  Each of the representations
     ------------------------------------------
and warranties made by Sellers in this Agreement shall be true and complete in all material respects on the Closing Date as though made on such date.

(b)  Compliance with Agreement.  Sellers shall have performed or complied in all
     -------------------------
material respects with the covenants, agreements and obligations required by this Agreement to be performed or complied with by Sellers on or prior to the Closing Date.

(c)  Consents.  All consents, approvals, orders, authorizations, registrations,
     --------
declarations and filings described on Schedule 3.20 and 4.5 shall have been
                                      -------------     ---
obtained or made in form reasonably satisfactory to Purchaser. All necessary authorizations, agreements and consents of any Persons or Authorities to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Sellers and delivered to Purchaser and shall be in full force and effect as of the Closing Date, and no such authorizations, agreements and consents shall impose any burdensome or, in Purchaser's reasonable determination, unsatisfactory conditions or requirements on Purchaser or the Company.

(d)  No Adverse Proceedings.  No Law shall have been enacted or promulgated, and
     ----------------------
no investigation, action, suit or proceeding shall have been threatened or instituted against the Sellers, the Company or Purchaser, which, in any case, in the reasonable judgment of Purchaser, challenges, or could reasonably be expected to result in a challenge to, the consummation of the transactions contemplated hereby, or which claims, or could reasonably be expected to give rise to a claim for, damages against Purchaser or the Company as a result of the consummation of such transactions.

(e)  No Material Adverse Change.  There shall have occurred no material adverse
     --------------------------
change in or with respect to the condition (financial or otherwise), business, prospects, rights, properties or assets of the Business or the Company since December 31, 1999.

(f)  Schedules.  All amendments or supplements to the Schedules made by Sellers
     ---------
pursuant to Section 5.5 shall be reasonably acceptable to Purchaser.
            -----------

(g)  Closing Documents.  Sellers shall have delivered all reports, agreements,
     -----------------
certificates, instruments, opinions and other documents required to be delivered by Sellers on the Closing Date pursuant to Section 8.3, and the form and
                                           -----------
substance of all such reports, agreements, certificates, instruments, opinions and other documents shall be reasonably satisfactory to Purchaser.

(h)  UCC, Tax Lien and Judgment Search Results.  Purchaser shall have received,
     -----------------------------------------
at Sellers' sole cost and expense, a report, in form and substance satisfactory to Purchaser, as to the results of an examination of financing statements filed under the Uniform Commercial Code, and tax lien and judgment records, in each office in each such jurisdiction as Purchaser shall reasonably request, and such report shall indicate no security interests, tax liens, judgments or other Liens not previously disclosed in writing to Purchaser.

(i)  Environmental Audit.  Purchaser shall have obtained, at the Purchaser's own
     -------------------
expense, an environmental audit with respect to the Leased Real Property and the Business which is satisfactory in form and substance to Purchaser in its sole discretion.

6.2  Procedure for Failure to Satisfy Conditions.
     -------------------------------------------

     In the event that, in Purchaser's reasonable judgment, any of the conditions precedent set forth in Section 6.1 have not been satisfied, Purchaser
                                  -----------
shall notify the Representative in writing indicating its election to (a) waive such condition precedent or (b) terminate this Agreement pursuant to Section
                                                                     -------
11.1.
----

                                  ARTICLE VII
                 CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS

7.1  Obligations to be Satisfied on or prior to Closing Date.
     -------------------------------------------------------

     The obligations of Sellers to sell the Shares under this Agreement are subject to the satisfaction (or waiver by the Representative), on or prior to the Closing Date, of the following conditions:

(a)  Accuracy of Representations and Warranties.  Each of the representations
     ------------------------------------------
and warranties made by Purchaser in this Agreement shall be true and complete in all material respects on the Closing Date as though made on such date.

(b)  Compliance with Agreement.  Purchaser shall have performed or complied in
     -------------------------
all material respects with the covenants, agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)  No Adverse Proceedings.  No Law shall have been enacted or promulgated, and
     ----------------------
no investigation, action, suit or proceeding shall have been threatened or instituted against the Sellers, the Company or Purchaser, which, in any case, in the reasonable judgment of Sellers, challenges, or could reasonably be expected to result in a challenge to, the consummation of the transactions contemplated hereby, or which claims, or could reasonably be expected to give rise to a claim for, damages against the Sellers as a result of the consummation of such transactions.

(d)  Closing Documents.  Purchaser shall have delivered all reports, agreements,
     -----------------
certificates, instruments, opinions and other documents required to be delivered by it on the Closing Date pursuant to Section 8.4, and the form and substance
                                      -----------
of all such certificates, instruments, opinions and other documents shall be reasonably satisfactory to Sellers.

(e)  Regulatory Approvals.  All approvals, permits or qualifications from all
     --------------------
appropriate Authorities required for the consummation of the transactions contemplated hereby shall have been obtained.

(f)  No Material Adverse Change.  There shall have occurred no material adverse
     --------------------------
change in or with respect to the condition (financial or otherwise), business, prospects, rights, properties or assets of Purchaser since December 31, 1999.

(g)  Schedules.  All amendments or supplements to the Schedules made by
     ---------
Purchaser pursuant to Section 5.5 shall be reasonably acceptable to Sellers.
                      -----------

7.2  Procedure for Failure to Satisfy Conditions.
     -------------------------------------------

     In the event that, in the Representative's reasonable judgment, any of the conditions set forth in Section 7.1 have not been satisfied, the Representative
                        -----------
shall notify Purchaser in writing indicating Sellers' election to: (a) waive such conditions precedent; or (b) terminate this Agreement pursuant to Section
                                                                       -------
11.1.
----

                                 ARTICLE VIII
                                    CLOSING

8.1  Time and Place.
     --------------

     The Closing shall take place at 10:00 a.m. (local time) on the Closing Date at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois, or at such other time and place as the Representative and Purchaser may mutually agree.

8.2  Closing Transactions.
     --------------------

     All documents and other instruments required to be delivered at the Closing shall be regarded as having been delivered simultaneously, and no document or other instrument shall be regarded as having been delivered until all have been delivered.

8.3  Deliveries by Sellers to Purchaser.
     ----------------------------------
     At the Closing, Sellers shall deliver or cause to be delivered to
Purchaser:

(a) certificates representing all of the Shares, which certificates shall be either duly endorsed or accompanied by stock powers duly endorsed, together with evidence satisfactory to Purchaser that any Liens on such Shares have been released or terminated;

(b) (i) the articles of incorporation of the Company certified by the Secretary of State of the State of Washington as of a date not earlier than five (5) days prior to the Closing Date and (ii) the articles of incorporation and by-laws of the Company certified by the Secretary or an Assistant Secretary of the Company as of the Closing Date;

(c) certificates of good standing for the Company from the State of Washington and each state where the Company's failure to be qualified to transact business as a foreign corporation would have a material adverse effect on the Company or its business or financial condition;

(d) the legal opinions of Short Cressman & Burgess PLLC and The Law Office of Stuart Ainsley, each as counsel for Sellers and the Company, in form and substance reasonably satisfactory to Purchaser;

(e) a certificate executed by the Representative, dated as of the Closing Date, certifying that all representations and warranties of Sellers herein contained are true and complete in all material respects as of the Closing Date as if made thereon and that each Seller has performed or complied in all material respects with all of the covenants, agreements and obligations required by this Agreement to be performed or complied with by Sellers on or prior to the Closing Date;

(f)  an executed original of each consent required to be obtained pursuant to
Section 6.1(c);
--------------

(g) an affidavit of the President or a Vice President of the Company stating, under penalty of perjury, the Company's United States taxpayer identification number and that the Company is not a foreign person, pursuant to Section 1442(b)(2) of the Code;

(h)  the Employment and Non-Compete Agreement, substantially in the form of
Exhibit 8.3(h)(i) executed by each of Stewart and Kim (together, the
-----------------
"Employment Agreements");
----------------------

(i) all releases necessary to terminate and discharge any and all Liens on the Shares and the Company's other assets;

(j)  evidence of the resignations of all directors and officers of the Company;

(k) evidence of the repayment in full of the aggregate amount of all loans, if any due and owing to the Company from Sellers (excluding the approximately $8,779.78 owed to the Company by Stewart) or the Company's Affiliates, employees, consultants, officers or directors and evidence of the repayment in full of the aggregate amount of all loans, if any due and owing from the Company to Sellers (excluding the approximately $17,094.84 owed to Kim by the Company) or the Company's Affiliates, employees, consultants, officers or directors;

(l) a landlord's waiver and consent in form and substance satisfactory to Purchaser with respect to the Leased Real Property;

(m) a supplement to Purchaser's Shareholders Agreement, substantially in the form of Exhibit 8.3(m) as executed by the Principal Stockholders;
        --------------

(n) a written acknowledgment and agreement, in form and substance satisfactory to Purchaser, by each Seller that becomes a stockholder of the Company as described on Schedule 5.2(c) that such Person assumes all obligations of a
             ---------------
Seller set forth in this Agreement, including under Articles II, III, IX, X and
                                                    -----------  ---  --  -
XII; and
---

(o) such other instruments and documents as are: (i) required by any other provisions of this Agreement to be delivered on the Closing Date by Sellers to Purchaser; or (ii) reasonably necessary, in the opinion of Purchaser, to evidence the performance by Sellers of their obligations under this Agreement.

8.4  Deliveries by Purchaser to Sellers.
     ----------------------------------
     At the Closing, Purchaser shall deliver or cause to be delivered to
Sellers:

(a) a certificate of the Secretary or an Assistant Secretary of Purchaser, dated as of the Closing Date, certifying to (i) the articles of incorporation and by-laws of Purchaser; (ii) resolutions of the Board of Directors of Purchaser approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; and (iii) incumbency and signatures of the officers of Purchaser executing this Agreement and any other certificate or document delivered by Purchaser in connection herewith;

(b) a certificate executed by the President or any Vice President of Purchaser, dated as of the Closing Date, certifying that all representations and warranties of Purchaser herein contained are true and complete in all material respects as of the Closing Date as if made thereon and that Purchaser has performed or complied in all material respects with all of the covenants, agreements and obligations required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date;

(c) the articles of incorporation of Purchaser certified by the Secretary of State of the State of Illinois as of a date not earlier than five (5) days prior to the Closing Date;

(d)  the Employment Agreements executed by the Company;

(e) the Supplement to Purchaser's Shareholders Agreement executed by Purchaser and the shareholders of Purchaser required to execute such Supplement (provided that the failure of such shareholders of Purchaser (other than Dr. Michael T. Flavin) to execute and deliver such Supplement shall be deemed to not constitute a breach by Purchaser of this covenant); (ii) a letter agreement from Dr. Michael T. Flavin to Stewart stating that, for so long as Stewart continues to hold not less than 60% of the Purchaser shares acquired by Stewart on the Closing Date (for purposes of their subsection, any stock of Purchaser held by or for the benefit of Stewart's spouse, child (including by adoption) or grandchild or by a trust, limited partnership, limited liability company, corporation or other entity for the benefit of any of the foregoing shall be deemed held by Stewart), Dr. Flavin will vote the stock in Purchaser held by him or by any trust of which he is a trustee in favor of granting Stewart Purchaser Board of Director observer rights; and (iii) a letter agreement from Dr. Flavin to Kim stating that, for so long as Kim continues to hold not less than 60% of the Purchaser shares acquired by Kim on the Closing Date (for purposes of this subsection, any stock of Purchaser held by or for the benefit of Kim's spouse, child (including by adoption) or grandchild or by a trust, limited partnership, limited liability company, corporation or other entity for the benefit of any of the foregoing shall be deemed held by Kim), Dr. Flavin will vote the stock in Purchaser held by him or by any trust of which he is a trustee in favor of granting Kim Purchaser Board of Directors observer rights;

(f)  certificates representing all the Purchaser Shares;

(g) the legal opinion of Winston & Strawn, counsel for Purchaser, in form and substance reasonably satisfactory to the Representative; and

(h) such other instruments and documents as are: (i) required by any other provisions of this Agreement to be delivered on the Closing Date by Purchaser to Sellers; or (ii) reasonably necessary, in the opinion of Sellers, to evidence the performance by Purchaser of its obligations under this Agreement.

                                  ARTICLE IX
                               OTHER AGREEMENTS

9.1  Further Assurance.
     -----------------

     At any time and from time to time from and after the Closing, Sellers and Purchaser will, at the request and expense of the other party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and other documents and perform or cause to be performed such acts and provide such information, as may reasonably be required to evidence or effectuate the sale, conveyance, transfer, assignment and delivery to Purchaser of the Shares or to Sellers of the Purchaser Shares or for the performance by Sellers or Purchaser of any of their other respective obligations under this Agreement.

9.2  Confidentiality.
     ---------------
(a) The parties hereto agree with respect to the terms and conditions of this Agreement, including the Purchase Price, and all information that is furnished or disclosed to it by the other party (collectively, 9.2  "Confidential Information"), that (i) such
                           -------------------------
Confidential Information is confidential and/or proprietary to the furnishing/disclosing party and entitled to and shall receive treatment as such by the receiving party; (ii) the receiving party will hold in confidence and not disclose nor use (except in respect of the transactions contemplated by this Agreement) any such Confidential Information, treating such Confidential Information with the same degree of care and confidentiality as it accords its own confidential and proprietary information; provided, however, that the
                                              --------  -------
receiving party shall not have any restrictive obligation with respect to any Confidential Information which (A) is contained in a printed publication available to the general public, (B) is or becomes publicly known through no wrongful act or omission of the receiving party, (C) is known by the receiving party without any proprietary restrictions by the furnishing/disclosing party at the time of receipt of such Confidential Information or (D) is subject to disclosure pursuant to any Order or requirement of any Authority; and (iii) all such Confidential Information furnished to either party by the other, unless otherwise specified in writing, shall remain the property of the furnishing/disclosing party, and in the event this Agreement is terminated, shall be returned to it, together with any and all copies made thereof, upon request for such return by it (except for documents submitted to an Authority with the consent of the furnishing/disclosing party or upon subpoena and which cannot be retrieved with reasonable effort).

(b) Each party hereto acknowledges that the remedy at law for any breach by either party of its obligations under Section 9.2(a) is inadequate and that
                                      --------------
the other party shall be entitled to equitable remedies, including an injunction, in the event of breach by any other party.

9.3  Tax Matters.
     -----------
(a) The Principal Stockholders shall be jointly and severally liable and indemnify Purchaser and the Company (i) for all Taxes imposed on or incurred by the Company for any taxable period ending on or before the Closing Date (except to the extent such Taxes are adequately provided for as current Taxes on the Company's Interim Financial Statement and monthly financial statements delivered pursuant to Section 5.7) and (ii) with respect to any taxable period that
            -----------
includes but does not end on the Closing Date, for the portion (as determined by Section 9.3(b)) of any Taxes attributable to the period ending on the
   --------------
Closing Date (except to the extent such Taxes are adequately provided for as current Taxes on the Company's Interim Financial Statement and monthly financial statements delivered pursuant to Section 5.7).
                                 -----------

(b) For any period that includes but does not end on the Closing Date, (i) liability for any Taxes determined by reference to income, capital gains, gross income, gross receipts, sales, net profits, windfall profits or similar items or resulting from a transfer of assets shall be allocated between the Sellers and the Company based on the date on which such items accrued; and (ii) liability for all other Taxes shall be allocated between the Sellers and the Company, pro rata, based on the number of days in the taxable period for which each party is liable for Taxes hereunder.

(c) Sellers and Purchaser shall provide each other with such assistance as may reasonably be requested by the other in connection with the preparation of any return or report of Taxes, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Such assistance shall include making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant Tax returns and supporting material. The party requesting assistance hereunder shall reimburse the assisting party for reasonable out-of-pocket expenses incurred in providing assistance. Sellers and Purchaser shall retain for the full period of any statute of limitations and provide the other with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination. The Principal Stockholders shall be responsible for causing the Company to file all Tax returns and reports of the Company due on or prior to the Closing Date, which such returns and reports shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns or reports and consistent with prior practice with respect to the treatment of specific items on the returns or reports; provided, however, that if the treatment of an item
                           --------  -------
on any such return or report has not been provided by prior practice, the Principal Stockholders shall cause the Company to report such items in a manner that would result in the least amount of Tax liability to the Company and Purchaser for periods ending after the Closing Date. Purchaser shall cause the Company to prepare and file all Tax returns and reports of the Company due after the Closing Date, which returns and reports, to the extent they relate to taxable periods beginning prior to, but including the Closing Date, and for the purpose of determining the Sellers' liability for Taxes, shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and in a manner consistent with prior practice with respect to the treatment of specific items on the returns and reports, unless such treatment does not have sufficient legal support to avoid the imposition of penalties. In the event Sellers are liable under Section 9.3(a) for Taxes due in connection
                                   --------------
with the returns described in the preceding sentence, Sellers shall pay the amount of such liability to the Company immediately upon request or at least ten
(10) business days prior to the filing of such returns, whichever is later, provided that Sellers have had at least ten (10) business days to review and approve such returns which approval shall not be unreasonably withheld.

(d) If in connection with any examination, investigation, audit or other proceeding in respect of any Tax return covering the operations of the Company on or before the Closing Date, any Authority issues to the Company a written notice of deficiency, a notice of reassessment, a proposed adjustment, an assertion of claim or demand concerning the taxable period covered by such return, Purchaser or the Company shall notify Sellers of its receipt of such communication from the Authority within thirty (30) business days after receiving such notice of deficiency, reassessment, adjustment or assertion of claim or demand. No failure or delay of Purchaser or the Company in the performance of the foregoing shall reduce or otherwise affect the obligations or liabilities of Sellers pursuant to this Agreement, except to the extent that such failure or delay shall have adversely affected the Sellers' ability to defend against any liability or claim for Taxes that the Sellers are obligated to pay hereunder. Except as provided below, the Sellers shall, at their expense, have the nonexclusive right to participate in the contest of any such assessment, proposal, claim, reassessment, demand or other proceedings in connection with any Tax return covering taxable periods of the Company ending on or before the Closing Date. Purchaser and the Company will not be obligated to settle or resolve any issue related to Taxes for such a period, which, if so settled or resolved, could have an effect on the Company or Purchaser for periods after the Closing Date, unless the Sellers agree in writing with Purchaser and the

Company, in terms reasonably satisfactory to Purchaser and the Company, to indemnify Purchaser, any affiliate of the Purchaser, and the Company from any cost, damage, loss or expense relating to such settlement or resolution. Notwithstanding anything in this Agreement to the contrary, if any examination, investigation, audit or other proceeding relates to a Tax return for a period that begins before and ends after the Closing Date, Purchaser and the Company shall solely participate in, control and resolve such examination, investigation, audit or other proceeding; provided that Purchaser shall
                                          --------
communicate with the Sellers regarding the status of such examination, investigation, audit or proceeding.

(e) If there is an adjustment to any return or report of Taxes for the Company which creates a deficiency in any Taxes for which Sellers are liable under the provisions of Section 9.3(a), Sellers shall pay to Purchaser the amount
              --------------
of such deficiency in Taxes.  No liability of Sellers under this Section 9.3(e)
                                                                 --------------
shall be payable until the occurrence of any action by any Tax Authority that is final or, if not final, is acquiesced in by Sellers during the course of any audit or any proceeding relating to Taxes. All payments required to be made by Sellers pursuant to this Section 9.3(e) shall be made within ten (10) business
                         --------------
days of the occurrence of the event described in the immediately preceding sentence.

(f) Purchaser agrees that, upon a good faith written request of Sellers and at Sellers' expense, Purchaser shall file or cause the Company to file, an amended tax return or a claim for refund of any Taxes with respect to any period ending on or prior to the Closing Date, so long as such return or claim has sufficient legal support to avoid the imposition of penalties and such return or claim will not cause an increase in the amount of Tax liability to the Company and Purchaser for periods ending after the Closing Date.

(g)  The provisions of this Section 9.3 shall not be governed by the limitations
                            -----------
contained in Article X and to the extent of any inconsistency between this
             ---------
Section 9.3 and Article X, the provisions of this Section 9.3 shall control.
-----------     ---------                         -----------

9.4  Capital Contribution.  Purchaser shall contribute or loan to the Company
     --------------------
during the one year period following the Closing Date not less than $1,300,000 to be used by the Company for certain capital expenditures and working capital purposes, but in no event shall such funds be distributed to any Seller other than for reasonable compensation if such Seller is an employee of Company. Purchaser shall contribute or loan $125,000 of the $1,300,000 to the Company within the three month period immediately following the Closing Date and shall contribute or loan an additional $525,000 of the $1,300,000 to the Company within the six month period immediately following the Closing Date.

9.5  Lock-Up Agreements.  Each Seller agrees not to effect any public sale or
     ------------------
distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of Purchaser, or any securities convertible into or exchangeable or exercisable for such securities, during the ten (10) day period prior to the date on which Purchaser has notified such Seller that it intends to commence an initial public offering through the 180-day period immediately following the effective date of the registration statement covering such initial public offering.

                                   ARTICLE X
                                INDEMNIFICATION

10.1   Indemnification by Sellers.
       --------------------------

(a)    Subject to the limitations set forth in Section 10.4, the Principal
                                               ------------
Stockholders, jointly and severally, agree to indemnify, defend and hold harmless Purchaser, the Company and their respective officers, directors, shareholders, Affiliates, employees and agents (the "Purchaser Indemnified
                                                     ---------------------
Persons") after the Closing from and against any Adverse Consequence
-------
arising out of or resulting from:

(i) (A) the untruth, inaccuracy or incompleteness as of the date hereof or on the Closing Date of any representation or warranty of the Principal Stockholders contained in this Agreement (or in any document or certificate delivered by the Principal Stockholders pursuant to this Agreement) (each a "Purchaser Warranty
                                                            ------------------
Claim") or (B) the failure by the Principal Stockholders to perform any of their
------
covenants or obligations hereunder;

(ii) any brokers' commissions, finders' fees or other like payments incurred or alleged to have been incurred by the Company in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement; and

(iii)  Taxes of the Company as provided in Section 9.3.
                                           -----------

(b)    Subject to the limitations set forth in Section 10.4, each Seller,
                                               ------------
severally, agrees to indemnify, defend and hold harmless the Purchaser Indemnified Persons after the Closing from and against any Adverse Consequence arising out of or resulting from:

(i) (A) the untruth, inaccuracy or incompleteness as of the date hereof or on the Closing Date of any representation or warranty of such Seller contained in this Agreement (or in any document or certificate delivered by such Seller pursuant to this Agreement) or (B) the failure by such Seller to perform any of his covenants or obligations hereunder; and

(ii) any brokers' commissions, finders' fees or other like payments incurred or alleged to have been incurred by such Seller in connection with the sale of his Shares or the consummation of the transactions contemplated by this Agreement.

10.2   Indemnification by Purchaser.
       ----------------------------

       Subject to the limitations set forth in Section 10.4, Purchaser agrees to
                                              -------------
indemnify, defend and hold harmless Sellers after the Closing from and against any Adverse Consequences arising out of or resulting from:

(a) the untruth, inaccuracy or incompleteness as of the date hereof or on the Closing Date of any representation or warranty of Purchaser contained in this Agreement (or in any document, writing or certificate delivered by Purchaser under this Agreement) (each a "Seller Warranty Claim") or the failure by
                              ----------------------
Purchaser to perform any of its covenants or obligations hereunder; and

(b) any brokers' commissions, finders' fees or other like payments incurred or alleged to have been incurred by Purchaser in connection with its purchase of the Shares or the consummation of the transactions contemplated by this Agreement.

10.3   Procedure for Indemnification.
       -----------------------------

       If any Person shall claim indemnification (the "Indemnified Party")
                                                       -----------------
hereunder for any claim other than a third party claim, the Indemnified Party shall promptly give written notice to the other party from whom indemnification is sought (the "Indemnifying Party") of the nature and amount of the claim. If
                ------------------
an Indemnified Party shall claim indemnification hereunder arising from any claim or demand of a third party, the Indemnified Party shall promptly give written notice (a "Third Party Notice") to the Indemnifying Party of the basis
                   ------------------
for such claim or demand, setting forth the nature of the claim or demand in detail. The Indemnifying Party shall defend and, if appropriate, settle at its own cost and through counsel of its own choosing, any claim or demand set forth in a Third Party Notice giving rise to such claim for indemnification. In the event the Indemnifying Party undertakes to compromise or defend any such claim or demand, it shall promptly (and in any event, no later than fifteen (15) days after receipt of the Third Party Notice) notify the Indemnified Party in writing of its intention to do so and shall give the Indemnified Party such security in that regard as the Indemnified Party reasonably may request. The Indemnified Party shall fully cooperate with the Indemnifying Party and its counsel in the defense or compromise of such claim or demand. After the assumption of the defense by the Indemnifying Party, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with such defense, but the Indemnified Party may participate in such defense at its own expense. No settlement of a third party claim or demand defended by the Indemnifying Party shall be made without the written consent of the Indemnified Party, such consent not to be unreasonably withheld. The Indemnifying Party shall not, except with written consent of the Indemnified Party, consent to the entry of a judgment or settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of an unconditional release from all liability in respect of such third party claim or demand.

10.4   Limitations on Indemnity.
       ------------------------
(a)    The indemnities contained in this Article X with respect to Purchaser
                                       ---------
Warranty Claims and Seller Warranty Claims shall expire two (2) years following the Closing Date, except with respect to claims (i) under Sections 3.7, 3.15,
                                                          ------------  ----
3.16, 3.21, and 3.22 as to which the indemnification obligation shall survive
----  ----      ----
until thirty (30) days after the expiration of any applicable statute of limitations; (ii) under Section 3.13 as to which the indemnification
                        ------------
obligation shall survive until the fifth anniversary  of the Closing Date; and
(iii) under Sections 3.1, 3.5, 3.11, 3.12, 3.14, 4.1, 4.2, 4.3 and 4.4 as to
            ------------  ---  ----  ----  ----  ---  ---  ---     ---
which there shall be no expiration date; provided, that if at the stated
                                         --------
expiration of any indemnification obligation there shall then be pending any indemnification claim by a Person, such Person shall continue to have the right to such indemnification with respect to such claim notwithstanding such expiration.

(b) Each Seller's maximum liability to the Purchaser Indemnified Persons for indemnification pursuant to Sections 10.1(a)(i)(A) and, if applicable, 10.1(b)
                            ----------------------                     -------
(i)(A) shall not exceed such Seller's pro rata portion (based on such Seller's
------
ownership percentage of the Shares) of $1,500,000.

(c) Purchaser's maximum aggregate liability to Sellers for indemnification of Seller Warranty Claims pursuant to Section 10.2(a) shall not exceed $1,500,000.
                                   ---------------

(d) Except with respect to indemnification claims arising out of a breach of representation, warranty, covenant or obligation contained in Section 3.16,
                                                              ------------
Purchaser Indemnified Person shall not be entitled to indemnification for a Purchaser Warranty Claim pursuant to Section 10.1(a) unless and until the
                                     ---------------
aggregate Adverse Consequences suffered by all Purchaser Indemnified Persons collectively exceed $25,000, whereupon the Purchaser Indemnified Persons shall be entitled to indemnification hereunder from the Principal Stockholders for all Adverse Consequences suffered by Purchaser Indemnified Persons regardless of such threshold amount.

(e) Sellers shall not be entitled to indemnification for a Seller Warranty Claim pursuant to Section 10.2(a) unless and until the aggregate Adverse
                  ---------------
Consequences suffered by Sellers exceed $25,000, whereupon Sellers shall be entitled to indemnification hereunder from Purchaser for all Adverse Consequences suffered by Sellers regardless of such threshold amount.

(f) From and after the Closing Date, as between Sellers and Purchaser, the remedies set forth in this Article X shall be the exclusive remedies with respect to the matters addressed in Section 9.3 and this Article X; provided,
                                    -----------          ---------  ---------
however, that this paragraph (f) shall not restrict the rights of any Seller or
-------
Purchaser to seek and obtain injunctive relief to specifically enforce another party's obligations or to seek and obtain relief for fraud.

10.5   Payment.
       -------
(a) Except for third party claims being defended in good faith by the Indemnifying Party in accordance with Section 10.3, the Indemnifying Party shall
                                      ------------
satisfy its obligations hereunder within fifteen (15) days after receipt of notice of a claim. Any amount not paid to the

Indemnified Party by such date shall bear interest at a rate equal to twelve percent (12%) per annum from the date due until the date paid.
              --- -----

(b)    Notwithstanding anything to the contrary in Section 9.3 or 10.5(a),
                                                   -----------    -------
Purchaser Indemnified Persons shall defer collection of any indemnification claim they may have against Sellers pursuant to Section 9.3 or 10.1 until
                                                -----------    ----
the first anniversary of Closing; provided, however, that such deferred
                                  --------  -------
claims shall accrue interest as set forth in Section 10.5(a); and, provided,
                                             ---------------       --------
further, that, until such time as a Seller may sell his Purchaser Shares to the
-------
public without restriction, Purchaser Indemnified Persons shall not seek payment, in full or in part, in the form of cash in excess of $200,000 in aggregate from such Seller on any indemnification claim or claims.

(c) From and after the first anniversary of the Closing, Purchaser may, in its sole and absolute discretion, in order to satisfy any and all outstanding indemnification claims against any Seller by any Purchaser Indemnified Person, require that such Seller transfer to Purchaser, without consideration, Purchaser Shares having a value equal to such claims. Subject to the immediately following sentence, for purposes of this Section 10.5(c), the value per Purchaser Share
                               ---------------
so transferred shall be equal to $141.99. Notwithstanding the foregoing, if Purchaser's common stock is registered under the Securities Act and publicly traded, then the value per Purchaser Share so transferred shall equal the average of the high and low trading price each day, averaged over 20 days of Purchaser's common stock as quoted by the exchange on which it then trades for the 20 business days immediately preceding the date on which such Purchaser Shares are transferred to Purchaser in satisfaction of any such claim.

                                  ARTICLE XI
                                  TERMINATION

11.1   Rights to Terminate.
       -------------------
       This Agreement may be terminated at any time prior to the Closing only as follows:

(a)    by mutual written consent of the Representative and Purchaser;

(b) by the Representative if Purchaser is in material breach of any material representation, warranty or covenant under this Agreement (and Sellers are not then in material breach of any material representation, warranty or covenant);

(c) by Purchaser if any Seller is in material breach of any material representation, warranty or covenant under this Agreement (and Purchaser is not then in material breach of any material representation, warranty or covenant);

(d) by the Representative if, at or before the Closing, any condition set forth herein for the benefit of Sellers shall not have been timely met and cannot be met on or before the Closing Date and has not been waived;

(e) by Purchaser if, at or before the Closing, any condition set forth herein for the benefit of Purchaser shall not have been timely met and cannot be timely met on or before the Closing Date and has not been waived;

(f) by Purchaser if Sellers make a Material Operating Decision to which Purchaser objects; provided that Purchaser must exercise such right within ten
                   --------
(10) business days of Purchaser's receipt of Sellers' written disclosure to Purchaser of the taking of such action; or

(g) by Purchaser or the Representative if the Closing shall not have occurred on or before May 30, 2000.

11.2   Effects of Termination.
       ----------------------

(a) Notwithstanding any provision of this Agreement to the contrary, no termination of this Agreement shall release (i) any Seller or Purchaser from such party's obligation to pay any costs and expenses that such party has expressly agreed herein to pay, (ii) any party from any Liabilities arising hereunder for any pre-termination breaches hereof or misrepresentations made herein or (iii) any party from its obligations under Section 9.2 or 13.13.
                                                     -----------    -----

(b) Each party's right of termination hereunder is in addition to any rights it may have hereunder or otherwise.

                                  ARTICLE XII
                            SELLERS' REPRESENTATIVE

12.1   Appointment.
       -----------

       Sellers hereby irrevocably make, constitute and appoint the Principals, Stockholders, acting jointly, as their agent and representative (acting jointly, the "Representative") for all purposes under this Agreement. In the event of
     --------------
the death, resignation or incapacity of either Representative, Sellers shall promptly designate another individual to act as their representative under this Agreement so that at all times there will be two individuals constituting the Representative with the authority provided in this Article XII. Such successor
                                                   -----------
Representative shall be designated by Sellers by an instrument in writing signed by Sellers (or their successors in interest) currently holding a majority of the Shares, and such appointment shall become effective as to the successor Representative when such instrument shall have been delivered to him or her and a copy thereof delivered to Purchaser.

12.2   Authorization.
       -------------

       Sellers hereby authorize the Representative, on their behalf and in their name, to:

(a) receive all notices or documents given or to be given to Sellers by the Purchaser pursuant hereto or in connection herewith and to receive and accept service of legal process in connection with any suit or proceeding arising under this Agreement, which the Representative shall promptly forward to each Seller;

(b) deliver at the Closing the certificates for the Shares in exchange for the Sellers' respective portion of the consideration payable with respect to such securities;

(c) deliver to Purchaser at the Closing all certificates and documents to be delivered to Purchaser by Sellers pursuant to this Agreement, together with any other certificates and documents executed by Sellers and deposited with the Representative for such purpose;

(d) engage counsel and such accountants and other advisors for Sellers and incur such other expenses on behalf of Sellers in connection with this Agreement and the transactions contemplated hereby as the Representative may deem appropriate; and

(e) take such action on behalf of Sellers as the Representative may deem appropriate in respect of:

(i) waiving any inaccuracies in the representations or warranties of Purchaser contained in this Agreement or in any document delivered by Purchaser pursuant hereto;

(ii) waiving the fulfillment of any of the conditions precedent to Sellers' obligations hereunder, except with respect to Purchaser's payment of the Purchase Price to be paid to Sellers pursuant to Section 2.2;
                                                 -----------

(iii) taking such other action as the Representative is authorized to take under this Agreement;

(iv) receiving all documents or certificates and making all determinations, on behalf of Sellers, required under this Agreement;

(v) all such other matters as the Representative may deem necessary or appropriate to consummate this Agreement and the transactions contemplated hereby; and

(vi) taking all such action as may be necessary after the Closing Date to carry out any of the transactions contemplated by this Agreement.

12.3   Irrevocable Appointment.
       -----------------------

       The appointment of the Representative hereunder is irrevocable and any action taken by the Representative pursuant to the authority granted in this
Article XII shall be effective and absolutely binding on each Seller
-----------
notwithstanding any contrary action of, or direction from, a Seller, except for actions taken by the Representative which constitute willful misconduct or are grossly negligent. The death or incapacity of a Seller shall not terminate the prior authority and agency of the Representative.

12.4   Resignation.
       -----------

       The Representative may resign at any time by giving notice to Sellers and Purchaser, and such resignation shall be effective upon the appointment and qualification of a successor. The Representative may be discharged, and replaced by another person to act as his or her successor, by an instrument in writing signed by Sellers (or their successors in interest) currently holding a majority of the Shares.

12.5   Purchaser's Reliance.
       --------------------

       Purchaser shall not be obliged to inquire into the authority of the Representative, and Purchaser shall be fully protected in dealing with the Representative in good faith.

12.6   Exculpation and Indemnification.
       -------------------------------

(a) In performing any of his or her duties as Representative under this Agreement, the Representative shall not incur any Liability to any Person, except for Liability caused by the Representative's willful misconduct or gross negligence. Accordingly, the Representative shall not incur any such Liability for (i) any action that is taken or omitted in good faith regarding any questions relating to the duties and responsibilities of the Representative under this Agreement, or (ii) any action taken or omitted to be taken in reliance upon any instrument that the Representative shall in good faith believe to be genuine, to have been signed or delivered by a proper person or persons and to conform with the provisions of this Agreement.

(b) Sellers, jointly and severally, shall indemnify, defend and hold harmless the Representative against, from and in respect of any Adverse Consequence arising out of or resulting from the performance of his or her duties hereunder or in connection with this Agreement (except for Liabilities arising from the gross negligence or willful misconduct of the Representative).

                                 ARTICLE XIII
                           MISCELLANEOUS PROVISIONS

13.1   Public Announcements.
       --------------------

(a) Purchaser and Sellers hereby agree that upon the request of Purchaser or the Representative, as applicable, each shall cooperate and coordinate in the preparation and issuance of a press release (or other similar announcement) in form and substance reasonably satisfactory to each of the parties hereto and shall be free to respond to inquiries from third parties by disseminating information consistent with any such press release. Purchaser and Sellers agree to not otherwise disclose, or permit any of their respective directors, officers, employees, agents or advisors to disclose, the existence or contents of this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other parties hereto.

(b) Notwithstanding the foregoing, nothing herein contained shall restrict Purchaser or Sellers from disclosing any information (i) to its or their legal counsel, accountants, financial advisors, underwriters, lenders, environmental consultants, directors, employees, and others employed or engaged by any of Purchaser or Sellers, (ii) to any party from whom consent is required in connection with the consummation of the transactions contemplated hereby and
(iii) otherwise required to be so disclosed under applicable Law or pursuant to judicial process.

13.2   Post-Closing Deliveries.
       -----------------------

       After the Closing, any monies, checks, instruments, invoices, bills, receipts, notices, mail and other communications received by one party but directed toward or due to another shall be promptly delivered to the other party. Sellers shall cooperate with Purchaser after the Closing to ensure the orderly transition of the operation of the Business from Sellers to Purchaser and to minimize any disruption in the business of Purchaser that might result from the transactions contemplated hereby.

13.3   Notices.
       -------

       All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received (a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission, (b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and (c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as follows:

(i)    if to Purchaser:

               MCR Holdings, Inc.
               12305 South New Avenue
               Lemont, Illinois 60439
               Attention: Michael T. Flavin, President
               Facsimile: (630) 257-4634

               with a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention: Patrick O. Doyle
               Facsimile: (312) 558-5700

(ii)   if to the Representatives or any Seller:

               c/o Lance J. Stewart
               Emerald BioStructures, Inc.
               7869 Northeast Day Road W.
               Bainbridge Island, Washington 98110
               Facsimile: 206-780-8549
               with a copy to:

               Short Cressman & Burgess PLLC
               3000 First Interstate Center
               999 Third Avenue
               Seattle, Washington 98104-4088
               Attention: Susan Thorbrogger
               Facsimile: 206-340-8856

or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 13.3.
        ------------

13.4   Assignment.
       ----------

       No party may assign or transfer any or all of its rights or obligations under this Agreement without the prior written approval of all the other parties.

13.5   Benefit of the Agreement.
       ------------------------

       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and executors. This Agreement shall not be construed so as to confer any right or benefit upon any Person, other than the parties hereto and their respective successors, permitted assigns, heirs and executors.

13.6   Exhibits and Schedules.
       ----------------------

       The Exhibits and Schedules hereto shall be construed with and as an integral part of this Agreement to the same effect as if the contents thereof had been set forth verbatim herein. No disclosure set forth in one Schedule shall be deemed to constitute a disclosure for the purposes of any other Schedule unless expressly so stated.

13.7   Headings.
       --------

       The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

13.8   Entire Agreement.
       ----------------

       This Agreement contains the complete and entire agreement and understanding of the parties with respect to the subject matter hereof, and no other representations, promises, agreements or understandings regarding the subject matter hereof shall be of any force or effect unless in writing, executed by the party to be bound thereby and dated on or after the date hereof, except that the Confidentiality Agreement shall remain in effect until the earlier of (a) the Closing or (b) the termination thereof in accordance with its terms.

13.9   Modifications and Waivers.
       -------------------------

       No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the date hereof and signed by Purchaser and the Representative. No waiver of any breach, term or condition of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term or condition.

13.10  Counterparts.
       ------------

       This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.11  Severability.
       ------------

       In case any one or more of the provisions contained herein for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

13.12  GOVERNING LAW.
       -------------

       THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW RULES THEREOF.

13.13  Expenses.
       --------

       Except as otherwise expressly provided herein, each party hereto shall pay all of its own fees, costs and expenses incurred or to be incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement; provided, that the Principal
                                             --------
Stockholders shall be jointly and severally responsible for all fees, costs and expenses incurred by the Company on or prior to the Closing in connection with the transactions contemplated hereby, but only to the extent such fees, costs and expenses are in excess of $30,000.

13.14  Arbitration.
       -----------

       In the event that Purchaser and Sellers fail to agree on any dispute arising out of or related to this Agreement or any other agreement or instrument delivered in connection with the transactions contemplated hereby, after using their best efforts to negotiate and resolve their differences in good faith, such dispute shall be resolved by arbitration in Chicago, Illinois. Any party electing to commence arbitration shall give written notice to the other parties of such election. The claim shall be settled by one arbitrator under the auspices of, and in accordance with, the then prevailing rules of the American Arbitration Association (the "AAA"). The parties shall agree upon such
                              ---
arbitrator within the 15-day interval following the service of written notice of election to arbitrate. If the parties do not agree upon an arbitrator within that period, any party may apply to the AAA for the appointment of an arbitrator. To the extent possible, the arbitrator shall be a Person experienced in the business in which the Company is engaged. The determination of the arbitrator in all matters referred to such arbitrator hereunder shall be final and binding on the parties hereto. The award of such arbitrator may be confirmed or enforced in any court of competent jurisdiction. The arbitrator or the arbitrator's designee shall have full access to such records and physical facilities of the parties hereto as may be required by such arbitrator. The costs and expenses of the arbitrator, and the reasonable attorneys' fees and costs of the prevailing party incurred in such arbitration (and in related matters), shall be included in the arbitration award in favor of such prevailing party; provided, however, that if there shall be no prevailing
                       --------  -------
party in such arbitration, then such costs and expenses shall be apportioned among the parties by such arbitrator in accordance with the arbitrator's determination of the merits of their respective positions.

                            [Signature page follows]

       IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above.

PURCHASER:                              MCR HOLDINGS, INC.

                                        By:___________________________________
                                             Michael T. Flavin
                                             President

PRINCIPAL STOCKHOLDERS:


                                        ______________________________________
                                             Lance J. Stewart



                                        ______________________________________
                                             Hidong Kim


OTHER SELLERS:


                                        ______________________________________
                                             Joe J. Stewart, Trustee



                                        ______________________________________
                                             Judith E. Stewart, Trustee



                                        ______________________________________
                                             Andrea S. Lawrence, Trustee



                                        ______________________________________
                                             Lansing J. Stewart, Trustee



                                        ______________________________________
                                             Min Han Kim, M.D.

                                        ______________________________________
                                             Eric F. Hayashi


                                        ______________________________________
                                             Joseph B. Wharton

                               EXHIBIT 8.3(h)(i)
                               -----------------

                   FORM OF EMPLOYMENT AGREEMENT (Stewart/Kim)
                   ------------------------------------------

                                  [to follow]